Lord Abbett Series Fund Bond Debenture Portfolio

PROSPECTUS

MAY 1, 2022

Class VC
No Ticker

This Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies. The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	13
Principal Investment Strategies	13
Principal Risks	17
Additional Operational Risks	29
Disclosure of Portfolio Holdings	34
Management and Organization of the Fund	34

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Financial Intermediary Compensation	35
Purchases and Redemptions	36
Account Policies	37
Conflicts of Interest	42
Distributions and Taxes	43
Service Arrangements	44

FINANCIAL INFORMATION

Financial Highlights	45

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.47%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	0.89%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$91	$284	$493	$1,096

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

PROSPECTUS – Bond Debenture Portfolio

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds, debentures and other fixed income securities. The Fund may invest a substantial portion of its net assets in high-yield securities (commonly referred to as “below investment grade” or “junk” bonds). High-yield securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord, Abbett & Co. LLC (“Lord Abbett”) to be of comparable quality.

The Fund’s investments consist of the following types of securities and other financial instruments:

• U.S. high-yield securities;

• U.S. investment grade fixed income securities;

• convertible securities;

• foreign (including emerging market) securities;

• mortgage-backed, mortgage-related, and other asset backed securities;

• government securities, including U.S. Government securities, municipal securities, and non-U.S. sovereign government securities;

• loans, including bridge loans, novations, assignments and participations;

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”);

• inflation-linked instruments; and

• equity securities.

Under normal conditions, the Fund allocates its assets principally among fixed income securities in the following four asset categories: U.S. high yield securities; U.S. investment grade fixed income securities; convertible securities; and foreign (including emerging market) securities. However, the Fund may invest substantially all of its assets in any one of these categories at any time, provided that (i) at least 20% of the Fund’s net assets are invested in any combination of investment grade debt securities, U.S. Government securities, and cash equivalents, and (ii) the Fund’s investments in foreign securities, which are securities of non-U.S. issuers that are denominated in non-U.S. currencies, do not exceed 20% of its net assets.

The Fund may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, and similar instruments. The Fund may invest up to 15% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations.

PROSPECTUS – Bond Debenture Portfolio

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team selects securities using a bottom-up analysis of an issuer’s management quality, credit risk, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The portfolio management team attempts to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk

PROSPECTUS – Bond Debenture Portfolio

that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short- term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s net asset value (“NAV”), especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements.

PROSPECTUS – Bond Debenture Portfolio

In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such

PROSPECTUS – Bond Debenture Portfolio

as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow

PROSPECTUS – Bond Debenture Portfolio

problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural

PROSPECTUS – Bond Debenture Portfolio

subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

PROSPECTUS – Bond Debenture Portfolio

• The risk that there may not be a liquid secondary trading market for the derivative, or that the Fund may otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs and reduced investment performance.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

PROSPECTUS – Bond Debenture Portfolio

Bar Chart (per calendar year) - Class VC Shares Best Quarter 2nd Q 2020 +10.40% Worst Quarter 1st Q 2020 -12.42%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund.

Average Annual Total Returns
(for the periods ended December 31, 2021)
Class	1 Year	5 Years	10 Years
Class VC Shares	3.28%	5.66%	6.33%
Index
Bloomberg U.S. Aggregate Bond Index	-1.54%	3.57%	2.90%
(reflects no deduction for fees, expenses, or taxes)
ICE BofA U.S. High Yield Constrained Index	5.35%	6.08%	6.71%
(reflects no deduction for fees, expenses, or taxes)

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – Bond Debenture Portfolio

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2014
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2013
Andrew H. O’Brien, Partner and Portfolio Manager	2014
Kewjin Yuoh, Partner and Portfolio Manager	2014
Robert S. Clark, Portfolio Manager	2015
Christopher J. Gizzo, Managing Director and Deputy Director of Leveraged Credit	2013

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at NAV.

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

PROSPECTUS – Bond Debenture Portfolio

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds, debentures and other fixed income securities. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy. For purposes of this policy, the Fund considers bonds, debentures and other fixed income securities to include, among other types of investments, high-yield securities (commonly referred to as “below investment grade” or “junk” bonds), debt securities issued by the U.S. Government or government sponsored enterprises, investment grade debt securities, loans (including bridge loans, novations, assignments, and participations), foreign (including emerging market) debt securities, all types of mortgage-backed, mortgage-related, and other asset-backed securities, and equity-related debt securities such as convertible bonds and debt securities with warrants.

Under normal conditions, the Fund allocates its assets principally among fixed income securities in four asset categories, but may invest substantially all of its assets in any one category at any time:

• U.S. high-yield securities, which are debt securities that are rated BB/Ba or lower by an independent rating agency, including Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), or that are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest a substantial portion of its net assets in high-yield securities.

• U.S. investment grade fixed income securities, which are rated, at the time of purchase, within the four highest grades assigned by an independent rating agency such as Moody’s (Aaa, Aa, A, Baa), S&P (AAA, AA, A, BBB), or Fitch (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

• convertible securities, which are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the “conversion price”). Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

• foreign (including emerging market) securities, including (i) foreign securities traded outside of the U.S., (ii) securities of foreign issuers that

PROSPECTUS – Bond Debenture Portfolio

primarily are traded on a U.S. securities exchange, (iii) securities of non-U.S. issuers that are denominated in non-U.S. currencies, and (iv) ADRs, which typically are issued by a U.S. financial institution (such as a U.S. bank) and represent a specified number of shares issued by a foreign company.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets, and government securities, which include U.S. Government and non-U.S. sovereign government securities.

Under normal conditions, the Fund invests in each of the four categories described above. However, the Fund may invest substantially all of its assets in any one of these categories at any time, provided that (i) at least 20% of the Fund’s net assets are invested in any combination of investment grade debt securities, U.S. Government securities, and cash equivalents, and (ii) the Fund’s investments in foreign securities, which are securities of non-U.S. issuers that are denominated in non-U.S. currencies, do not exceed 20% of its net assets. The Fund may invest up to 20% of its net assets in equity securities, including common stocks, preferred stocks, convertible preferred stocks, and similar instruments. The Fund’s investments in U.S. Government securities may include debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds, municipal leases, and variable rate demand notes. Municipal bonds are debt securities issued by or on behalf of U.S. states, territories (such as Puerto Rico, the U.S. Virgin Islands, and Guam), and possessions (including the District of Columbia) and their political subdivisions, agencies, and instrumentalities that provide income that generally is exempt from regular federal or, as applicable, state and/or local personal income taxes. The Fund’s investments in non-U.S. sovereign government securities may include debt securities issued or guaranteed by non-U.S. sovereign governments, their agencies, authorities, political subdivisions, or instrumentalities, and supranational agencies. Supranational agencies are organizations that are designed or supported by one or more governments or governmental agencies to promote economic development. Examples of supranational agencies include the Asian Development Bank, the European Bank for Reconstruction and Development, and the World Bank.

The Fund may invest in inflation-linked fixed income securities, which are securities whose principal and/or interest payments are adjusted for inflation, unlike traditional fixed income securities that make fixed or variable principal and interest payments. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

The Fund seeks a high total return (current income and capital appreciation) derived from an actively managed, diversified portfolio of investments. Higher yields on debt securities may be available during periods of high inflation when the demand for borrowed money is high. Also, buying below investment grade bonds when the

PROSPECTUS – Bond Debenture Portfolio

credit risk is likely to decrease may generate higher returns. Although the Fund is diversified across many industries and sectors, its assets may, from time to time, be overweighted or underweighted to certain industries and sectors relative to its benchmark index.

The Fund may invest up to 15% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund may use derivatives, which are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio. The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, efficiently invest excess cash, or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may engage in derivative transactions on an exchange or in the over-the-counter (“OTC”) market. Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”).  However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase

PROSPECTUS – Bond Debenture Portfolio

the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The portfolio management team selects securities using a bottom-up analysis of an issuer’s management quality, credit risk, and relative market position, and industry dynamics, as well as an evaluation of conditions within the broader economy. The portfolio management team develops a macroeconomic outlook of the current economic environment and credit markets and allocates the Fund’s assets among the

PROSPECTUS – Bond Debenture Portfolio

four principal market sectors using fundamental research and quantitative tools. The portfolio management team attempts to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in interest rates and economic conditions. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result

PROSPECTUS – Bond Debenture Portfolio

and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds due to their longer term and extended fixed payment schedule. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet

PROSPECTUS – Bond Debenture Portfolio

principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and interest. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. Credit risk varies based on the economic and fiscal conditions of each issuer. As noted above, to the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Insurance or other credit enhancements supporting the Fund’s investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support in addition to the credit risk of the underlying investment that is being enhanced. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the

PROSPECTUS – Bond Debenture Portfolio

entity to meet its obligations. A change in the credit rating or the market’s perception of the creditworthiness of any of the bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share prices, and Fund performance. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value. The Fund also may be adversely affected by the inability of an insurer to meet its insurance obligations.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later

PROSPECTUS – Bond Debenture Portfolio

become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

PROSPECTUS – Bond Debenture Portfolio

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to

PROSPECTUS – Bond Debenture Portfolio

occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Municipal Securities Risk: Municipal securities are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal securities may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds), or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal securities generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its municipal securities. The differences between the price at which an obligation can be purchased and the price at which it can

PROSPECTUS – Bond Debenture Portfolio

be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements.

Specific risks are associated with different types of municipal securities. For example, with respect to general obligation bonds, the full faith, credit, and taxing power of the municipality that issues a general obligation bond supports payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility or class of facilities, the proceeds of a special tax, or other revenue source, and depend on the money earned by that source. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of municipal securities issued by such facilities. In addition, each industry is subject to its own risks: the electric utility industry is subject to rate regulation vagaries, while the health care industry faces two main challenges – affordability and access.

Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer generally will appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss. Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline.

• Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due to, for example, cash flow problems, insufficient foreign currency reserves, political considerations, the

PROSPECTUS – Bond Debenture Portfolio

size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid, nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, Global Depositary Receipts ("GDRs"), and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the

PROSPECTUS – Bond Debenture Portfolio

percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high -yield debt securities, or junk

PROSPECTUS – Bond Debenture Portfolio

bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. On March 5, 2021, the FCA and the IBA announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings

PROSPECTUS – Bond Debenture Portfolio

will no longer be published after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

• The risk that there may not be a liquid secondary trading market for the derivative, or that the Fund may otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund

PROSPECTUS – Bond Debenture Portfolio

may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or

PROSPECTUS – Bond Debenture Portfolio

proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service

PROSPECTUS – Bond Debenture Portfolio

provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of LIBOR) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly

PROSPECTUS – Bond Debenture Portfolio

disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union (“EU”) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s securities markets likely will be significantly disrupted. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences of the withdrawal and whether the UK’s exit will increase the likelihood of other countries also departing the EU. The world’s securities markets may be significantly disrupted and adversely affected by the withdrawal.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in a certain country (such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In addition, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment

PROSPECTUS – Bond Debenture Portfolio

strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern is expected to continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. As the world adapts to a new outlook on how to balance the risk of illness against the desire for in person human connection, the COVID-19 pandemic and its effects are expected to continue through 2022 and beyond, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

PROSPECTUS – Bond Debenture Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $236.5 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.1 billion for which Lord Abbett provides investment models to managed account sponsors as of March 31, 2022.

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Fund.

Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Rocco joined Lord Abbett in 2004. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Andrew H. O’Brien, Partner and Portfolio Manager, Kewjin Yuoh, Partner and Portfolio Manager, Robert S. Clark, Portfolio Manager, and Christopher J. Gizzo, Managing Director and Deputy Director of Leveraged Credit. Messrs. Lee, O’Brien, Yuoh, Clark, and Gizzo joined Lord Abbett in 1997, 1998, 2010, 2010, and 2008 respectively. Messrs. Rocco, Lee, O’Brien, Yuoh, Clark, and Gizzo are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.50% on the first $500 million of average daily net assets;
0.45% on the next $9.5 billion of average daily net assets; and
0.40% on the Fund’s average daily net assets over $10 billion.

For the fiscal year ended December 31, 2021, the effective annual rate of the fee paid to Lord Abbett was 0.47% of the Fund’s average daily net assets.

PROSPECTUS – Bond Debenture Portfolio

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s annual report to shareholders for the fiscal year ended December 31st.

FINANCIAL INTERMEDIARY COMPENSATION

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”), unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business

PROSPECTUS – Bond Debenture Portfolio

relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PURCHASES AND REDEMPTIONS

The Fund offers in this prospectus, at NAV, one class of shares named Variable Contract Class, which is referred to in this prospectus as Class VC. Shares of the Fund are not offered directly to the public. Rather, shares of the Fund currently are offered only to separate accounts of certain insurance companies. These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded

PROSPECTUS – Bond Debenture Portfolio

funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued

PROSPECTUS – Bond Debenture Portfolio

at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

PROSPECTUS – Bond Debenture Portfolio

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

PROSPECTUS – Bond Debenture Portfolio

Financial intermediaries include broker-dealers, registered investment advisers banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund’s policies. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic

PROSPECTUS – Bond Debenture Portfolio

account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. The Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders, and we may ask for other information that will allow us to verify the identity of investors or, in some cases, the status of financial professionals. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account, or, as applicable, this information will be obtained by the investing insurance company on behalf of the Fund. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after an investor seeks to open an account, we will return the purchase order or account application. No monies will be invested until we have all required information. We may verify the identity of each person that opens a new account through the use of a database maintained by a third party or through other means. If we are unable to verify any such person’s identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

PROSPECTUS – Bond Debenture Portfolio

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

CONFLICTS OF INTEREST

As discussed above, shares of the Fund offered in this prospectus currently are available only to separate accounts of certain insurance companies. Although the Fund currently does not anticipate any disadvantages to Variable Contract owners

PROSPECTUS – Bond Debenture Portfolio

because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict arises, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

The Fund expects to pay its shareholders dividends from its net investment income at least semiannually and to distribute any net capital gains annually. Holders of Variable Contracts may qualify for favorable tax treatment with respect to such contracts. For additional information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it timely distributes.

In order for holders of Variable Contracts to receive the favorable tax treatment available with respect to Variable Contracts, certain diversification and investor control requirements must be met. The Fund intends to comply with these diversification and investor control requirements. To satisfy the diversification requirements contained in Section 817(h) of the Code and Treasury regulations thereunder, the Fund generally either (1) will not be permitted to invest more than 55% of the value of its total assets in the securities of a single investment; more than 70% of the value of its total assets in the securities of any two investments; more than 80% of the value of its total assets in the securities of any three investments; or more than 90% of the value of its total assets in the securities of any four investments or (2) will be required to meet an alternate safe harbor diversification test. If the Fund were to fail to satisfy one of these diversification requirements on the last day of any quarter of a calendar year or if Variable Contract owners were determined to have an impermissible level of “investor control” over the investment options underlying Variable Contracts, owners of Variable Contracts that are invested in shares in the Fund could become subject to current federal taxation at ordinary income rates with respect to any income accrued under the Variable Contract for the current and all prior taxable years. For more specific information on the diversification requirements applicable to Variable Contracts, see the SAI.

PROSPECTUS – Bond Debenture Portfolio

Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICE ARRANGEMENTS

Certain insurance companies will be compensated by the Fund up to 0.25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain Variable Contract owners’ accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners’ inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxy materials, shareholder reports and annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to provide such services under federal and state statutes, rules and regulations.

The Fund also may compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

PROSPECTUS – Bond Debenture Portfolio

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year, assuming you had reinvested all dividends and distributions. Total Return does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share with operations during the fiscal years indicated.

PROSPECTUS – Bond Debenture Portfolio

BOND DEBENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment operations	Net invest- ment income	Net realized gain	Total distributions
12/31/2021	$12.48	$0.40	$0.01	$0.41	$(0.39)	$(0.21)	$(0.60)
12/31/2020	12.08	0.44	0.43	0.87	(0.47)	–	(0.47)
12/31/2019	11.08	0.46	1.02	1.48	(0.48)	–	(0.48)
12/31/2018	12.38	0.49	(0.99)	(0.50)	(0.53)	(0.27)	(0.80)
12/31/2017	11.94	0.52	0.58	1.10	(0.53)	(0.13)	(0.66)

PROSPECTUS – Bond Debenture Portfolio

BOND DEBENTURE PORTFOLIO

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total Expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
12/31/2021	$12.29	3.28	0.89	0.89	3.11	$1,330,920	96
12/31/2020	12.48	7.30	0.91	0.91	3.65	1,176,259	96
12/31/2019	12.08	13.35	0.92	0.92	3.84	1,187,443	232
12/31/2018	11.08	(4.02)	0.92	0.93	4.04	1,077,305	153
12/31/2017	12.38	9.21	0.90	0.92	4.13	1,173,221	121

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

PROSPECTUS – Bond Debenture Portfolio

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LASF-BDP-1 (05/22)
Investment Company Act File Number: 811-05876

Lord Abbett Series Fund, Inc.

Bond Debenture Portfolio

Lord Abbett Series Fund Developing Growth Portfolio

PROSPECTUS

MAY 1, 2022

Class VC
No Ticker

The Developing Growth Portfolio generally is not available for purchase by new investors, except as described in the prospectus. Please see the section “Information about the Availability of the Fund” for more information.

This Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies. The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	9
Principal Investment Strategies	9
Principal Risks	10
Additional Operational Risks	15
Disclosure of Portfolio Holdings	19
Management and Organization of the Fund	19
Information About the Availability of the Fund	20

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Financial Intermediary Compensation	20
Purchases and Redemptions	22
Account Policies	23
Conflicts of Interest	28
Distributions and Taxes	28
Service Arrangements	29

FINANCIAL INFORMATION

Financial Highlights	31

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.68%
Other Expenses	0.47%
Total Annual Fund Operating Expenses	1.15%
Fee Waiver and/or Expense Reimbursement(1)	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.04%

(1)

For the period from May 1, 2022 through April 30, 2023, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 1.04%. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$106	$354	$622	$1,388

PROSPECTUS – Developing Growth Portfolio

2

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 121% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities of companies that the portfolio management team believes demonstrate above-average, long-term growth potential. The portfolio management team seeks to identify companies that it believes are strongly positioned in the developing growth phase, which it defines as the period of swift development after a company’s start-up phase when growth is expected to occur at a rate generally not equaled by established companies in their mature years.

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts. In addition to ADRs, the Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges.

The Fund may engage in active and frequent trading of its portfolio securities. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When

PROSPECTUS – Developing Growth Portfolio

3

you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Growth Investing Risk: Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these

PROSPECTUS – Developing Growth Portfolio

4

expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs and reduced investment performance.

PROSPECTUS – Developing Growth Portfolio

5

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

Bar Chart (per calendar year) - Class VC Shares Best Quarter 2nd Q 2020 +40.86% Worst Quarter 4th Q 2018 -23.96%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund.

PROSPECTUS – Developing Growth Portfolio

6

Average Annual Total Returns
(for the periods ended December 31, 2021)
Class	1 Year	5 Years	10 Years
Class VC Shares	-2.75%	24.69%	17.25%
Index
Russell 2000® Growth Index	2.83%	14.53%	14.14%
(reflects no deduction for fees, expenses, or taxes)

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
F. Thomas O’Halloran, Partner and Portfolio Manager	2010
Matthew R. DeCicco, Partner and Director of Equities	2010
Vernon T. Bice, Portfolio Manager	2011
Benjamin Ebel, Portfolio Manager	2020

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over

PROSPECTUS – Developing Growth Portfolio

7

another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

PROSPECTUS – Developing Growth Portfolio

8

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities of companies that the portfolio management team believes demonstrate above-average, long-term growth potential. The portfolio management team seeks to identify companies that it believes are strongly positioned in the developing growth phase, which it defines as the period of swift development after a company’s start-up phase when growth is expected to occur at a rate generally not equaled by established companies in their mature years.

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of small companies. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund also considers equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above. A small company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index, a widely-used benchmark for small-sized U.S. company performance. The market capitalization range of the Russell 2000® Index as of June 30, 2021, following its most recent annual reconstitution, was $172 million to $26 billion. This range varies daily.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts. The Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges. Because ADRs represent exposure to foreign companies, the Fund deems them to be foreign investments even though they trade on U.S. exchanges. Foreign securities may be denominated in the U.S. dollar or other currencies. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange.

The Fund’s portfolio management team uses a “bottom-up” investment approach, meaning that it identifies and selects securities for investment by the Fund based on in-depth company, industry, and market research and analysis. In selecting investments for the Fund, the portfolio management team follows a growth style of investing, which means that it looks for companies that exhibit faster-than-average

PROSPECTUS – Developing Growth Portfolio

9

gains in earnings and that it believes have the potential to continue profit growth at a high level. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities, and may have a portfolio turnover rate of over 100% annually.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets the Fund’s investment criteria, to increase cash, or to satisfy redemption requests, among other reasons. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”).  However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

PROSPECTUS – Developing Growth Portfolio

10

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

PROSPECTUS – Developing Growth Portfolio

11

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• Growth Investing Risk: Growth stocks typically trade at higher multiples of current earnings as compared to other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. Growth stocks are subject to potentially greater declines in value if, among other things, the stock is subject to significant investor speculation but fails to increase as anticipated. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style. During periods when growth investing is out of favor or when markets are

PROSPECTUS – Developing Growth Portfolio

12

unstable, selling growth stocks at a desired price may be more difficult. Growth stocks may be more volatile than securities of slower-growing issuers.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed

PROSPECTUS – Developing Growth Portfolio

13

markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the

PROSPECTUS – Developing Growth Portfolio

14

securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an

PROSPECTUS – Developing Growth Portfolio

15

institutional investor or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may

PROSPECTUS – Developing Growth Portfolio

16

be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (“LIBOR”)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union (“EU”) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s securities markets likely will be significantly disrupted. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences of the withdrawal and whether the UK’s exit will increase the likelihood of other countries also departing the EU. The world’s

PROSPECTUS – Developing Growth Portfolio

17

securities markets may be significantly disrupted and adversely affected by the withdrawal.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in a certain country (such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In addition, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as

PROSPECTUS – Developing Growth Portfolio

18

restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern is expected to continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. As the world adapts to a new outlook on how to balance the risk of illness against the desire for in person human connection, the COVID-19 pandemic and its effects are expected to continue through 2022 and beyond, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $236.5 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.1 billion for which Lord Abbett provides investment models to managed account sponsors as of March 31, 2022.

PROSPECTUS – Developing Growth Portfolio

19

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Fund.

The team is headed by F. Thomas O’Halloran, Partner and Portfolio Manager, who joined Lord Abbett in 2001. Additional members of the Fund’s team are Matthew R. DeCicco, Partner and Director of Equities, Vernon T. Bice, Portfolio Manager, and Benjamin Ebel, Portfolio Manager. Messrs. DeCicco, Bice, and Ebel joined Lord Abbett in 1999, 2011, and 2005, respectively. Messrs. O’Halloran, DeCicco, Bice, and Ebel are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.75% on the first $100 million of average daily net assets; and
0.50% on the Fund’s average daily net assets over $100 million.

For the fiscal year ended December 31, 2021, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.59% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s annual report to shareholders for the fiscal year ended December 31st.

INFORMATION ABOUT THE AVAILABILITY OF THE FUND

The Fund is not available for purchase by new investors, except as stated below. The Fund will continue to be available for purchase only by existing shareholders of the Fund who may add to their accounts with additional purchases of the Fund shares.

Investors should note, however, that the Fund reserves the right to refuse any order that Lord Abbett believes might disrupt the efficient management of the Fund and reserves the right to further limit the availability of the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”),

PROSPECTUS – Developing Growth Portfolio

20

unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your

PROSPECTUS – Developing Growth Portfolio

21

investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PURCHASES AND REDEMPTIONS

The Fund offers in this prospectus, at NAV, one class of shares named Variable Contract Class, which is referred to in this prospectus as Class VC. Shares of the Fund are not offered directly to the public. Rather, shares of the Fund currently are offered only to separate accounts of certain insurance companies. These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

PROSPECTUS – Developing Growth Portfolio

22

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined

PROSPECTUS – Developing Growth Portfolio

23

before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including

PROSPECTUS – Developing Growth Portfolio

24

broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Financial intermediaries include broker-dealers, registered investment advisers banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

PROSPECTUS – Developing Growth Portfolio

25

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund’s policies. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or

PROSPECTUS – Developing Growth Portfolio

26

take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. The Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders, and we may ask for other information that will allow us to verify the identity of investors or, in some cases, the status of financial professionals. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account, or, as applicable, this information will be obtained by the investing insurance company on behalf of the Fund. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after an investor seeks to open an account, we will return the purchase order or account application. No monies will be invested until we have all required information. We may verify the identity of each person that opens a new account through the use of a database maintained by a third party or through other means. If we are unable to verify any such person’s identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

PROSPECTUS – Developing Growth Portfolio

27

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

CONFLICTS OF INTEREST

As discussed above, shares of the Fund offered in this prospectus currently are available only to separate accounts of certain insurance companies. Although the Fund currently does not anticipate any disadvantages to Variable Contract owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict arises, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

The Fund expects to pay its shareholders dividends from its net investment income at least semiannually and to distribute any net capital gains annually. Holders of Variable Contracts may qualify for favorable tax treatment with respect to such contracts. For additional information about the federal income tax treatment of Fund

PROSPECTUS – Developing Growth Portfolio

28

distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it timely distributes.

In order for holders of Variable Contracts to receive the favorable tax treatment available with respect to Variable Contracts, certain diversification and investor control requirements must be met. The Fund intends to comply with these diversification and investor control requirements. To satisfy the diversification requirements contained in Section 817(h) of the Code and Treasury regulations thereunder, the Fund generally either (1) will not be permitted to invest more than 55% of the value of its total assets in the securities of a single investment; more than 70% of the value of its total assets in the securities of any two investments; more than 80% of the value of its total assets in the securities of any three investments; or more than 90% of the value of its total assets in the securities of any four investments or (2) will be required to meet an alternate safe harbor diversification test. If the Fund were to fail to satisfy one of these diversification requirements on the last day of any quarter of a calendar year or if Variable Contract owners were determined to have an impermissible level of “investor control” over the investment options underlying Variable Contracts, owners of Variable Contracts that are invested in shares in the Fund could become subject to current federal taxation at ordinary income rates with respect to any income accrued under the Variable Contract for the current and all prior taxable years. For more specific information on the diversification requirements applicable to Variable Contracts, see the SAI.

Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICE ARRANGEMENTS

Certain insurance companies will be compensated by the Fund up to 0.25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain Variable Contract owners’ accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners’ inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxy materials, shareholder reports and annual and semiannual financial statements, as well as dividend, distribution and tax

PROSPECTUS – Developing Growth Portfolio

29

notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to provide such services under federal and state statutes, rules and regulations.

The Fund also may compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

PROSPECTUS – Developing Growth Portfolio

30

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year, assuming you had reinvested all dividends and distributions. Total Return does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share with operations during the fiscal years indicated.

PROSPECTUS – Developing Growth Portfolio

31

DEVELOPING GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2021	$47.18	$(0.42)	$(0.93)	$(1.35)	$(11.22)	$34.61
12/31/2020	29.88	(0.30)	22.17	21.87	(4.57)	47.18
12/31/2019	24.97	(0.27)	8.23	7.96	(3.05)	29.88
12/31/2018	28.18	(0.21)	1.41	1.20	(4.41)	24.97
12/31/2017	21.69	(0.13)	6.62	6.49	–	28.18

PROSPECTUS – Developing Growth Portfolio

32

DEVELOPING GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:

	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
12/31/2021	(2.75)	1.04	1.15	(0.87)	$116,990	121
12/31/2020	72.60	1.04	1.24	(0.84)	137,300	113
12/31/2019	31.77	1.01	1.27	(0.86)	79,374	106
12/31/2018	4.88	0.94	1.31	(0.63)	54,749	112
12/31/2017	29.92	0.90	1.38	(0.52)	39,658	103

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

PROSPECTUS – Developing Growth Portfolio

33

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LASF-DGP-1 (05/22)
Investment Company Act File Number: 811-05876

Lord Abbett Series Fund, Inc.

Developing Growth Portfolio

Lord Abbett Series Fund Dividend Growth Portfolio

PROSPECTUS

MAY 1, 2022

Class VC
No Ticker

This Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies. The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	9
Principal Investment Strategies	9
Principal Risks	11
Additional Operational Risks	16
Disclosure of Portfolio Holdings	20
Management and Organization of the Fund	20

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Financial Intermediary Compensation	22
Purchases and Redemptions	23
Account Policies	24
Conflicts of Interest	29
Distributions and Taxes	29
Service Arrangements	30

FINANCIAL INFORMATION

Financial Highlights	32

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.55%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.01%
Fee Waiver and/or Expense Reimbursement(1)	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.99%

(1)

For the period from May 1, 2022 through April 30, 2023, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 0.99%. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$101	$320	$556	$1,234

PROSPECTUS – Dividend Growth Portfolio

2

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities of large and mid-sized companies that the Fund’s portfolio management team believes have potential for long-term total return and consistent increases in their dividends over time resulting from their earnings growth. In particular, the Fund focuses on large and mid-sized companies that have a ten-year history of dividend issuance and growth, which represents a narrow investable universe. The Fund may invest in companies of any size, but expects to invest in companies having a market capitalization at the time of purchase of at least $500 million.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts. In addition to ADRs, the Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges.

The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

PROSPECTUS – Dividend Growth Portfolio

3

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Investment Strategy Risk: If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark index or other funds with the same investment objective or strategies, even in a favorable market. In addition, the Fund’s strategy of focusing on dividend-paying companies means the Fund will be more exposed to risks associated with that particular market segment than a fund that invests more widely.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Dividend Risk: Securities of dividend-paying companies that meet the Fund’s investment criteria may not be widely available, limiting the Fund’s ability to produce current income and increasing the volatility of the Fund’s returns. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the Fund’s portfolio companies may vary over time, and there is no guarantee that a company will pay a dividend at all.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

PROSPECTUS – Dividend Growth Portfolio

4

• Mid-Sized Company Risk: Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced.

• Growth Investing Risk: Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies

PROSPECTUS – Dividend Growth Portfolio

5

with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

Effective September 27, 2012, the Fund implemented its present dividend oriented equity strategy. Performance for earlier periods reflects the Fund’s prior strategy of investing in a mix of equity and fixed income securities.

PROSPECTUS – Dividend Growth Portfolio

6

Bar Chart (per calendar year) - Class VC Shares Best Quarter 2nd Q 2020 +19.16% Worst Quarter 1st Q 2020 -19.86%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund.

Average Annual Total Returns
(for the periods ended December 31, 2021)
Class	1 Year	5 Years	10 Years
Class VC Shares	25.62%	15.79%	14.17%
Index
S&P 500® Index	28.71%	18.47%	16.55%
(reflects no deduction for fees, expenses, or taxes)

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

PROSPECTUS – Dividend Growth Portfolio

7

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Darnell C. Azeez, Managing Director and Portfolio Manager	2019
Marc O. Pavese, Partner and Director of Quantitative Research	2012
Jeffrey Rabinowitz, Portfolio Manager	2020
Servesh Tiwari, Portfolio Manager	2019
Subrata Ghose, Portfolio Manager	2021

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

PROSPECTUS – Dividend Growth Portfolio

8

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities of large and mid-sized companies that the Fund’s portfolio management team believes have potential for long-term total return and consistent increases in their dividends over time resulting from their earnings growth. In particular, the Fund focuses on large and mid-sized companies that have a ten-year history of dividend issuance and growth, which represents a narrow investable universe. The Fund may invest in companies of any size, but expects to invest in companies having a market capitalization at the time of purchase of at least $500 million.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund also considers equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts. The Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges. Because ADRs represent exposure to foreign companies, the Fund deems them to be foreign investments even though they trade on U.S. exchanges. Foreign securities may be denominated in the U.S. dollar or other currencies. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange.

In selecting investments, the Fund’s portfolio management team considers the following:

• Dividend Growth. The portfolio management team seeks to invest in equity securities of established companies that the portfolio management team believes have the potential for long-term capital appreciation and consistent growth in dividends. Dividend-paying securities are securities issued by companies that pay out a portion of their profits to shareholders instead of reinvesting all their profits in their businesses. Companies which grow their dividends in a consistent manner show an ability to manage and grow their businesses through

PROSPECTUS – Dividend Growth Portfolio

9

economic cycles. The portfolio management team believes the equity securities of these companies have the potential for investment return because they are often underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects. The Fund focuses on large and mid-sized companies that the portfolio management team identifies as having a ten-year history of dividend issuance and growth, but also may invest in companies not meeting these criteria.

• Fundamental Analysis. The Fund’s investment process analyzes various measures of a company’s financial condition. The Fund’s portfolio management team considers consensus expectations as well as proprietary fundamental analysis regarding near-term earnings, long-term normalized earnings, and earnings growth rates. In addition, the portfolio management team may consider other factors such as changes in economic and financial environment; new or improved products or services; changes in management or structure of the company; price increases for the company’s products or services; and improved efficiencies resulting from new technologies or changes in distribution.

• Quantitative Analysis. The Fund’s portfolio management team employs quantitative analysis, such as valuation and risk models and other quantitative analytical tools. The portfolio management team may do so to analyze the effects of various characteristics of the Fund’s overall portfolio and to assist in individual stock selection. Based on the portfolio management team’s assessment of these portfolio characteristics, the Fund may buy or sell securities as it seeks to optimize overall portfolio performance.

The investment team may also consider the risks and return potential presented by ESG factors in investment decisions.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets the Fund’s investment criteria, to increase cash, or to satisfy redemption requests, among other reasons. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”).  However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment

PROSPECTUS – Dividend Growth Portfolio

10

strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

• Investment Strategy Risk: The strategies used and securities selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. Through the integration of fundamental research and quantitative analysis, the Fund expects that stock selection is likely to be a primary driver of the Fund’s performance relative to its benchmark index. In addition, there is no guarantee that the Fund’s use of quantitative analytic tools will be successful. Factors that affect a security’s value can change over time and these changes may not be reflected in the Fund’s quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models. In addition, the Fund’s performance will reflect, in part, the Fund’s portfolio management team’s ability to make active qualitative decisions and timely adjust the quantitative models, including the models’ underlying metrics and data. As a result of the risks associated with the Fund’s investment strategies, the Fund may underperform its benchmark or other funds with the same investment objective and which invest in large and mid-sized companies, even in a favorable market. The Fund’s strategy of focusing on dividend-paying companies means the Fund will be more exposed to risks associated with that particular market segment than a fund that invests more widely.

PROSPECTUS – Dividend Growth Portfolio

11

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Dividend Risk: Depending on market conditions, securities of dividend-paying companies that meet the Fund’s investment criteria may not be widely available. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the Fund’s portfolio companies may vary over time, and there is no guarantee that a company will pay a dividend at all. The reduction or elimination of dividends in the stock market as a whole may limit the Fund’s ability to produce current income. If dividend-paying companies are

PROSPECTUS – Dividend Growth Portfolio

12

highly concentrated in only a few market sectors, then the Fund’s portfolio may become less diversified, and the Fund’s return may become more volatile.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

• Mid-Sized Company Risk: Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be

PROSPECTUS – Dividend Growth Portfolio

13

undervalued may actually be appropriately priced or even overpriced. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style.

• Growth Investing Risk: Growth stocks typically trade at higher multiples of current earnings as compared to other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. Growth stocks are subject to potentially greater declines in value if, among other things, the stock is subject to significant investor speculation but fails to increase as anticipated. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style. During periods when growth investing is out of favor or when markets are unstable, selling growth stocks at a desired price may be more difficult. Growth stocks may be more volatile than securities of slower-growing issuers.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates

PROSPECTUS – Dividend Growth Portfolio

14

and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not

PROSPECTUS – Dividend Growth Portfolio

15

accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber

PROSPECTUS – Dividend Growth Portfolio

16

security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs

PROSPECTUS – Dividend Growth Portfolio

17

(including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (“LIBOR”)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union (“EU”) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s

PROSPECTUS – Dividend Growth Portfolio

18

securities markets likely will be significantly disrupted. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences of the withdrawal and whether the UK’s exit will increase the likelihood of other countries also departing the EU. The world’s securities markets may be significantly disrupted and adversely affected by the withdrawal.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in a certain country (such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In addition, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions,

PROSPECTUS – Dividend Growth Portfolio

19

service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern is expected to continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. As the world adapts to a new outlook on how to balance the risk of illness against the desire for in person human connection, the COVID-19 pandemic and its effects are expected to continue through 2022 and beyond, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75

PROSPECTUS – Dividend Growth Portfolio

20

percent of the Board members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $236.5 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.1 billion for which Lord Abbett provides investment models to managed account sponsors as of March 31, 2022.

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Fund.

Darnell C. Azeez, Managing Director and Portfolio Manager, heads the Fund’s team. Mr. Azeez joined Lord Abbett in 2002. Additional members of the Fund’s team are Marc O. Pavese, Partner and Director of Quantitative Research, Jeffrey Rabinowitz, Portfolio Manager, Servesh Tiwari, Portfolio Manager, and Subrata Ghose, Portfolio Manager. Messrs. Pavese, Rabinowitz, Tiwari, and Ghose joined Lord Abbett in 2008, 2017, 2015, and 2011, respectively. Mr. Rabinowitz was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC from 2014 to 2017. Messrs. Azeez, Pavese, Rabinowitz, Tiwari, and Ghose are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.55% on the first $2 billion of average daily net assets; and
0.49% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended December 31, 2021, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.53% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s annual report to shareholders for the fiscal year ended December 31st.

PROSPECTUS – Dividend Growth Portfolio

21

FINANCIAL INTERMEDIARY COMPENSATION

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”), unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord

PROSPECTUS – Dividend Growth Portfolio

22

Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PURCHASES AND REDEMPTIONS

The Fund offers in this prospectus, at NAV, one class of shares named Variable Contract Class, which is referred to in this prospectus as Class VC. Shares of the Fund are not offered directly to the public. Rather, shares of the Fund currently are offered only to separate accounts of certain insurance companies. These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by

PROSPECTUS – Dividend Growth Portfolio

23

distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that

PROSPECTUS – Dividend Growth Portfolio

24

occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

PROSPECTUS – Dividend Growth Portfolio

25

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Financial intermediaries include broker-dealers, registered investment advisers banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market

PROSPECTUS – Dividend Growth Portfolio

26

Fund, Inc. and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund’s policies. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place

PROSPECTUS – Dividend Growth Portfolio

27

trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. The Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders, and we may ask for other information that will allow us to verify the identity of investors or, in some cases, the status of financial professionals. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account, or, as applicable, this information will be obtained by the investing insurance company on behalf of the Fund. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after an investor seeks to open an account, we will return the purchase order or account application. No monies will be invested until we have all required information. We may verify the identity of each person that opens a new account through the use of a database maintained by a third party or through other means. If we are unable to verify any such person’s identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

PROSPECTUS – Dividend Growth Portfolio

28

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

CONFLICTS OF INTEREST

As discussed above, shares of the Fund offered in this prospectus currently are available only to separate accounts of certain insurance companies. Although the Fund currently does not anticipate any disadvantages to Variable Contract owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict arises, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

The Fund expects to pay its shareholders dividends from its net investment income at least semiannually and to distribute any net capital gains annually. Holders of Variable Contracts may qualify for favorable tax treatment with respect to such contracts. For additional information about the federal income tax treatment of Fund

PROSPECTUS – Dividend Growth Portfolio

29

distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it timely distributes.

In order for holders of Variable Contracts to receive the favorable tax treatment available with respect to Variable Contracts, certain diversification and investor control requirements must be met. The Fund intends to comply with these diversification and investor control requirements. To satisfy the diversification requirements contained in Section 817(h) of the Code and Treasury regulations thereunder, the Fund generally either (1) will not be permitted to invest more than 55% of the value of its total assets in the securities of a single investment; more than 70% of the value of its total assets in the securities of any two investments; more than 80% of the value of its total assets in the securities of any three investments; or more than 90% of the value of its total assets in the securities of any four investments or (2) will be required to meet an alternate safe harbor diversification test. If the Fund were to fail to satisfy one of these diversification requirements on the last day of any quarter of a calendar year or if Variable Contract owners were determined to have an impermissible level of “investor control” over the investment options underlying Variable Contracts, owners of Variable Contracts that are invested in shares in the Fund could become subject to current federal taxation at ordinary income rates with respect to any income accrued under the Variable Contract for the current and all prior taxable years. For more specific information on the diversification requirements applicable to Variable Contracts, see the SAI.

Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICE ARRANGEMENTS

Certain insurance companies will be compensated by the Fund up to 0.25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain Variable Contract owners’ accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners’ inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxy materials, shareholder reports and annual and semiannual financial statements, as well as dividend, distribution and tax

PROSPECTUS – Dividend Growth Portfolio

30

notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to provide such services under federal and state statutes, rules and regulations.

The Fund also may compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

PROSPECTUS – Dividend Growth Portfolio

31

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year, assuming you had reinvested all dividends and distributions. Total Return does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share with operations during the fiscal years indicated.

PROSPECTUS – Dividend Growth Portfolio

32

DIVIDEND GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2021	$17.93	$0.15	$4.38	$4.53	$(0.15)	$(2.04)	$(2.19)
12/31/2020	15.96	0.16	2.28	2.44	(0.16)	(0.31)	(0.47)
12/31/2019	13.48	0.24	3.31	3.55	(0.25)	(0.82)	(1.07)
12/31/2018	16.02	0.27	(1.03)	(0.76)	(0.30)	(1.48)	(1.78)
12/31/2017	14.47	0.26	2.49	2.75	(0.27)	(0.93)	(1.20)

PROSPECTUS – Dividend Growth Portfolio

33

DIVIDEND GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
12/31/2021	$20.27	25.62	0.99	1.01	0.75	$220,150	44
12/31/2020	17.93	15.42	0.99	1.02	1.01	188,797	64
12/31/2019	15.96	26.45	0.96	1.10	1.58	182,728	61
12/31/2018	13.48	(4.67)	0.88	1.22	1.68	140,639	58
12/31/2017	16.02	19.12	0.85	1.21	1.71	192,222	58

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – Dividend Growth Portfolio

34

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LASF-DIVGP-1 (05/22)
Investment Company Act File Number: 811-05876

Lord Abbett Series Fund, Inc.

Dividend Growth Portfolio

Lord Abbett Series Fund Fundamental Equity Portfolio

PROSPECTUS

MAY 1, 2022

Class VC
No Ticker

This Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies. The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	9
Principal Investment Strategies	9
Principal Risks	10
Additional Operational Risks	15
Disclosure of Portfolio Holdings	19
Management and Organization of the Fund	19

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Financial Intermediary Compensation	20
Purchases and Redemptions	21
Account Policies	22
Conflicts of Interest	28
Distributions and Taxes	28
Service Arrangements	29

FINANCIAL INFORMATION

Financial Highlights	30

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.71%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	1.17%
Fee Waiver and/or Expense Reimbursement(1)	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.08%

(1)

For the period from May 1, 2022 through April 30, 2023, Lord, Abbett & Co. LLC (“Lord Abbett”) has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, interest-related expenses, taxes, expenses related to litigation and potential litigation, and extraordinary expenses, to an annual rate of 1.08%. This agreement may be terminated only by the Fund’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$110	$363	$635	$1,412

PROSPECTUS – Fundamental Equity Portfolio

2

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities of U.S. and multinational companies across all market capitalization ranges that the portfolio management team believes are undervalued by the market and are selling at reasonable prices in relation to the portfolio management team’s assessment of their potential or intrinsic value. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund normally invests at least 50% of its net assets in equity securities of large, established companies having a market capitalization within the range of companies in the Russell 1000® Index. The Fund seeks to invest in securities of companies that the portfolio management team believes are undervalued by the market and are selling at reasonable prices in relation to the portfolio management team’s assessment of their potential or intrinsic value.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts. In addition to ADRs, the Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges.

The Fund may engage in active and frequent trading of its portfolio securities.

The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PROSPECTUS – Fundamental Equity Portfolio

3

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity

PROSPECTUS – Fundamental Equity Portfolio

4

securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs and reduced investment performance.

PROSPECTUS – Fundamental Equity Portfolio

5

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

Bar Chart (per calendar year) - Class VC Shares Best Quarter 2nd Q 2020 +16.55% Worst Quarter 1st Q 2020 -28.05%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund.

PROSPECTUS – Fundamental Equity Portfolio

6

Average Annual Total Returns
(for the periods ended December 31, 2021)
Class	1 Year	5 Years	10 Years
Class VC Shares	27.31%	10.24%	11.33%
Index
Russell 1000® Value Index	25.16%	11.16%	12.97%
(reflects no deduction for fees, expenses, or taxes)
Russell 3000® Index	25.66%	17.97%	16.30%
(reflects no deduction for fees, expenses, or taxes)
Russell 3000® Value Index	25.37%	11.00%	12.89%
(reflects no deduction for fees, expenses, or taxes)
S&P 500® Index	28.71%	18.47%	16.55%
(reflects no deduction for fees, expenses, or taxes)

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord Abbett.

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
John C. Hardy, Portfolio Manager	2020
Jeff D. Diamond, Portfolio Manager	2018
Darnell C. Azeez, Managing Director and Portfolio Manager	2022

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PROSPECTUS – Fundamental Equity Portfolio

7

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

PROSPECTUS – Fundamental Equity Portfolio

8

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities of U.S. and multinational companies across all market capitalization ranges that the portfolio management team believes are undervalued by the market and are selling at reasonable prices in relation to the portfolio management team’s assessment of their potential or intrinsic value. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy.

The Fund normally invests at least 50% of its net assets in equity securities of large, established companies. A large, established company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index, a widely-used benchmark for large-cap stock performance. The market capitalization range of the Russell 1000® Index as of June 30, 2021, following its most recent annual reconstitution, was approximately $3.1 billion to $2.3 trillion. This range varies daily.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund also considers equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts. The Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges. Because ADRs represent exposure to foreign companies, the Fund deems them to be foreign investments even though they trade on U.S. exchanges. Foreign securities may be denominated in the U.S. dollar or other currencies. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange.

PROSPECTUS – Fundamental Equity Portfolio

9

The Fund seeks to invest in securities of companies that the portfolio management team believes are undervalued by the market and are selling at reasonable prices in relation to the portfolio management team’s assessment of their potential or intrinsic value. A security may be undervalued by the market because of a lack of awareness of the company’s intrinsic value or a lack of recognition of the company’s future potential. In addition, a security may be undervalued because it may be temporarily out of favor by the market.

The Fund’s portfolio management team selects securities by, among other things, employing quantitative screening and fundamental research. The quantitative screening process identifies a group of companies for potential investment. The portfolio management team then conducts rigorous fundamental research on those companies with a focus on the long-term outlook of their businesses. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets the Fund’s investment criteria, to increase cash, or to satisfy redemption requests, among other reasons. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”).  However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for

PROSPECTUS – Fundamental Equity Portfolio

10

them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors

PROSPECTUS – Fundamental Equity Portfolio

11

such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

• Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized and small companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized and small companies tend to trade less frequently than those of larger,

PROSPECTUS – Fundamental Equity Portfolio

12

more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic

PROSPECTUS – Fundamental Equity Portfolio

13

fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

PROSPECTUS – Fundamental Equity Portfolio

14

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash

PROSPECTUS – Fundamental Equity Portfolio

15

needed to satisfy the redemption request. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of

PROSPECTUS – Fundamental Equity Portfolio

16

commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (“LIBOR”)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union (“EU”) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s securities markets likely will be significantly disrupted. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences of the withdrawal and whether the UK’s exit will increase the likelihood of other countries also departing the EU. The world’s securities markets may be significantly disrupted and adversely affected by the withdrawal.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by

PROSPECTUS – Fundamental Equity Portfolio

17

jurisdictions, including the United States, against a country or entities or individuals in a certain country (such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In addition, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern is expected to continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. As the world adapts to a new outlook on how to balance the risk of illness against the desire for in person human connection, the COVID-19 pandemic and its effects are expected to continue through 2022 and

PROSPECTUS – Fundamental Equity Portfolio

18

beyond, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $236.5 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.1 billion for which Lord Abbett provides investment models to managed account sponsors as of March 31, 2022.

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Fund.

John C. Hardy, Portfolio Manager, Jeff D. Diamond, Portfolio Manager, and Darnell C. Azeez, Managing Director and Portfolio Manager, joined Lord Abbett in 2011,

PROSPECTUS – Fundamental Equity Portfolio

19

2007 and 2015, respectively. Messrs. Hardy, Diamond and Azeez are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.75% on the first $200 million of average daily net assets;
0.65% on the next $300 million of average daily net assets; and
0.50% on the Fund’s average daily net assets over $500 million.

For the fiscal year ended December 31, 2021, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.64% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s annual report to shareholders for the fiscal year ended December 31st.

FINANCIAL INTERMEDIARY COMPENSATION

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”), unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored,

PROSPECTUS – Fundamental Equity Portfolio

20

hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PURCHASES AND REDEMPTIONS

The Fund offers in this prospectus, at NAV, one class of shares named Variable Contract Class, which is referred to in this prospectus as Class VC. Shares of the Fund are not offered directly to the public. Rather, shares of the Fund currently are offered only to separate accounts of certain insurance companies. These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

PROSPECTUS – Fundamental Equity Portfolio

21

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the

PROSPECTUS – Fundamental Equity Portfolio

22

right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include

PROSPECTUS – Fundamental Equity Portfolio

23

recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

PROSPECTUS – Fundamental Equity Portfolio

24

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Financial intermediaries include broker-dealers, registered investment advisers banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund’s policies. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her

PROSPECTUS – Fundamental Equity Portfolio

25

behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. The Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders, and we may ask for other information that will allow us to verify the identity of investors or, in some cases, the status of financial professionals. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account, or, as

PROSPECTUS – Fundamental Equity Portfolio

26

applicable, this information will be obtained by the investing insurance company on behalf of the Fund. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after an investor seeks to open an account, we will return the purchase order or account application. No monies will be invested until we have all required information. We may verify the identity of each person that opens a new account through the use of a database maintained by a third party or through other means. If we are unable to verify any such person’s identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

PROSPECTUS – Fundamental Equity Portfolio

27

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

CONFLICTS OF INTEREST

As discussed above, shares of the Fund offered in this prospectus currently are available only to separate accounts of certain insurance companies. Although the Fund currently does not anticipate any disadvantages to Variable Contract owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict arises, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

The Fund expects to pay its shareholders dividends from its net investment income at least semiannually and to distribute any net capital gains annually. Holders of Variable Contracts may qualify for favorable tax treatment with respect to such contracts. For additional information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it timely distributes.

In order for holders of Variable Contracts to receive the favorable tax treatment available with respect to Variable Contracts, certain diversification and investor control requirements must be met. The Fund intends to comply with these diversification and investor control requirements. To satisfy the diversification requirements contained in Section 817(h) of the Code and Treasury regulations thereunder, the Fund generally either (1) will not be permitted to invest more than 55% of the value of its total assets in the securities of a single investment; more than

PROSPECTUS – Fundamental Equity Portfolio

28

70% of the value of its total assets in the securities of any two investments; more than 80% of the value of its total assets in the securities of any three investments; or more than 90% of the value of its total assets in the securities of any four investments or (2) will be required to meet an alternate safe harbor diversification test. If the Fund were to fail to satisfy one of these diversification requirements on the last day of any quarter of a calendar year or if Variable Contract owners were determined to have an impermissible level of “investor control” over the investment options underlying Variable Contracts, owners of Variable Contracts that are invested in shares in the Fund could become subject to current federal taxation at ordinary income rates with respect to any income accrued under the Variable Contract for the current and all prior taxable years. For more specific information on the diversification requirements applicable to Variable Contracts, see the SAI.

Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICE ARRANGEMENTS

Certain insurance companies will be compensated by the Fund up to 0.25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain Variable Contract owners’ accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners’ inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxy materials, shareholder reports and annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to provide such services under federal and state statutes, rules and regulations.

The Fund also may compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

PROSPECTUS – Fundamental Equity Portfolio

29

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year, assuming you had reinvested all dividends and distributions. Total Return does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share with operations during the fiscal years indicated.

PROSPECTUS – Fundamental Equity Portfolio

30

FUNDAMENTAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2021	$16.61	$0.15	$4.36		$4.51	$(0.16)	$(0.85)	$(1.01)
12/31/2020	16.55	0.22	0.05	(c)	0.27	(0.19)	(0.02)	(0.21)
12/31/2019	14.13	0.21	2.84		3.05	(0.21)	(0.42)	(0.63)
12/31/2018	18.86	0.20	(1.78)		(1.58)	(0.28)	(2.87)	(3.15)
12/31/2017	18.30	0.19	2.10		2.29	(0.21)	(1.52)	(1.73)

PROSPECTUS – Fundamental Equity Portfolio

31

FUNDAMENTAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
12/31/2021	$20.11	27.31	1.08	1.17	0.78	$315,166	76
12/31/2020	16.61	1.77	1.08	1.19	1.48	302,203	130
12/31/2019	16.55	21.51	1.11	1.19	1.35	327,999	124
12/31/2018	14.13	(8.16)	1.18	1.19	1.09	207,728	117
12/31/2017	18.86	12.57	1.15	1.19	1.01	388,799	106

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

(c) Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended December 31, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

PROSPECTUS – Fundamental Equity Portfolio

32

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LASF-FEP-1 (05/22)
Investment Company Act File Number: 811-05876

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio

Lord Abbett Series Fund Growth and Income Portfolio

PROSPECTUS

MAY 1, 2022

Class VC
No Ticker

This Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies. The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	8
Principal Investment Strategies	8
Principal Risks	9
Additional Operational Risks	14
Disclosure of Portfolio Holdings	18
Management and Organization of the Fund	18

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Financial Intermediary Compensation	19
Purchases and Redemptions	20
Account Policies	21
Conflicts of Interest	27
Distributions and Taxes	27
Service Arrangements	28

FINANCIAL INFORMATION

Financial Highlights	29

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.50%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	0.93%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$95	$296	$515	$1,143

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PROSPECTUS – Growth and Income Portfolio

2

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in large, established U.S. and multinational companies that the portfolio management team believes are undervalued by the market and are selling at reasonable prices in relation to the portfolio management team’s assessment of their potential or intrinsic value. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts. In addition to ADRs, the Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges.

The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors,

PROSPECTUS – Growth and Income Portfolio

3

political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

• Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because

PROSPECTUS – Growth and Income Portfolio

4

such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and changes in local, regional, or general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

PROSPECTUS – Growth and Income Portfolio

5

Bar Chart (per calendar year) - Class VC Shares Best Quarter 2nd Q 2020 +16.77% Worst Quarter 1st Q 2020 -27.02%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund.

Average Annual Total Returns
(for the periods ended December 31, 2021)
Class	1 Year	5 Years	10 Years
Class VC Shares	29.02%	11.07%	12.17%
Index
Russell 1000® Value Index	25.16%	11.16%	12.97%
(reflects no deduction for fees, expenses, or taxes)
S&P 500® Index	28.71%	18.47%	16.55%
(reflects no deduction for fees, expenses, or taxes)
S&P 500® Value Index	24.90%	11.90%	13.29%
(reflects no deduction for fees, expenses, or taxes)

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

PROSPECTUS – Growth and Income Portfolio

6

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
John C. Hardy, Portfolio Manager	2020
Jeff D. Diamond, Portfolio Manager	2018
Darnell C. Azeez, Managing Director and Portfolio Manager	2022

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

PROSPECTUS – Growth and Income Portfolio

7

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in large, established U.S. and multinational companies that the portfolio management team believes are undervalued by the market and are selling at reasonable prices in relation to the portfolio management team’s assessment of their potential or intrinsic value. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large companies. A large company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index, a widely-used benchmark for large-cap stock performance. The market capitalization range of the Russell 1000® Index as of June 30, 2021, following its most recent annual reconstitution, was approximately $3.1 billion to $2.3 trillion. This range varies daily.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund also considers equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts. The Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges. Because ADRs represent exposure to foreign companies, the Fund deems them to be foreign investments even though they trade on U.S. exchanges. Foreign securities may be denominated in the U.S. dollar or other currencies. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange.

The Fund seeks to invest in securities of companies that the portfolio management team believes are undervalued by the market and are selling at reasonable prices in relation to the portfolio management team’s assessment of their potential or intrinsic value. A security may be undervalued by the market because of a lack of awareness of the company’s intrinsic value or a lack of recognition of the company’s future

PROSPECTUS – Growth and Income Portfolio

8

potential. In addition, a security may be undervalued because it may be temporarily out of favor by the market.

The Fund’s portfolio management team selects securities by, among other things, employing quantitative screening and fundamental research. The quantitative screening process identifies a group of companies for potential investment. The portfolio management team then conducts rigorous fundamental research on those companies with a focus on the long-term outlook of their businesses. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets the Fund’s investment criteria, to increase cash, or to satisfy redemption requests, among other reasons. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”).  However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

PROSPECTUS – Growth and Income Portfolio

9

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital

PROSPECTUS – Growth and Income Portfolio

10

structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Large Company Risk: Larger, more established companies may be less able to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

• Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less

PROSPECTUS – Growth and Income Portfolio

11

government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging

PROSPECTUS – Growth and Income Portfolio

12

countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, extended vacancies, failure to collect rents, the ability of the company to finance property purchases and renovations, changes to the tax laws, failure by the REIT to qualify for favorable tax treatment under the Code, and changes in local, regional, or general economic conditions. REITs also are subject to default or prepayments by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended. REITs may be more volatile and/or more illiquid than other types of equity securities. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

PROSPECTUS – Growth and Income Portfolio

13

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future

PROSPECTUS – Growth and Income Portfolio

14

realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation

PROSPECTUS – Growth and Income Portfolio

15

of the London Interbank Offered Rate (“LIBOR”)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union (“EU”) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s securities markets likely will be significantly disrupted. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences of the withdrawal and whether the UK’s exit will increase the likelihood of other countries also departing the EU. The world’s securities markets may be significantly disrupted and adversely affected by the withdrawal.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in a certain country (such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as

PROSPECTUS – Growth and Income Portfolio

16

companies in other countries, which could have a negative effect on the performance of the Fund. In addition, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern is expected to continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. As the world adapts to a new outlook on how to balance the risk of illness against the desire for in person human connection, the COVID-19 pandemic and its effects are expected to continue through 2022 and beyond, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

PROSPECTUS – Growth and Income Portfolio

17

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $236.5 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.1 billion for which Lord Abbett provides investment models to managed account sponsors as of March 31, 2022.

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Fund.

John C. Hardy, Portfolio Manager, Jeff D. Diamond, Portfolio Manager, and Darnell C. Azeez, Managing Director and Portfolio Manager, joined Lord Abbett in 2011, 2007 and 2015, respectively. Messrs. Hardy, Diamond and Azeez are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.50% on the first $1 billion of average daily net assets; and

0.45% on the Fund’s average daily net assets over $1 billion.

PROSPECTUS – Growth and Income Portfolio

18

For the fiscal year ended December 31, 2021, the effective annual rate of the fee paid to Lord Abbett was 0.50% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s annual report to shareholders for the fiscal year ended December 31st.

FINANCIAL INTERMEDIARY COMPENSATION

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”), unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the

PROSPECTUS – Growth and Income Portfolio

19

nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PURCHASES AND REDEMPTIONS

The Fund offers in this prospectus, at NAV, one class of shares named Variable Contract Class, which is referred to in this prospectus as Class VC. Shares of the Fund are not offered directly to the public. Rather, shares of the Fund currently are offered only to separate accounts of certain insurance companies. These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC

PROSPECTUS – Growth and Income Portfolio

20

exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean

PROSPECTUS – Growth and Income Portfolio

21

between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of

PROSPECTUS – Growth and Income Portfolio

22

securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and

PROSPECTUS – Growth and Income Portfolio

23

monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Financial intermediaries include broker-dealers, registered investment advisers banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund’s policies. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor

PROSPECTUS – Growth and Income Portfolio

24

with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. The Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders, and we may ask for other information that will allow us to verify the identity of investors or, in some cases, the status of financial professionals. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account, or, as applicable, this information will be obtained by the investing insurance company on behalf of the Fund. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after an investor seeks to open an account, we will return the purchase order or account application. No monies will be invested until we have all required information. We may verify the identity of each person that opens a new account through the use of a database maintained by a third party or through other means. If we are unable to verify any such person’s identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders,

PROSPECTUS – Growth and Income Portfolio

25

bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

PROSPECTUS – Growth and Income Portfolio

26

CONFLICTS OF INTEREST

As discussed above, shares of the Fund offered in this prospectus currently are available only to separate accounts of certain insurance companies. Although the Fund currently does not anticipate any disadvantages to Variable Contract owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict arises, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

The Fund expects to pay its shareholders dividends from its net investment income at least semiannually and to distribute any net capital gains annually. Holders of Variable Contracts may qualify for favorable tax treatment with respect to such contracts. For additional information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it timely distributes.

In order for holders of Variable Contracts to receive the favorable tax treatment available with respect to Variable Contracts, certain diversification and investor control requirements must be met. The Fund intends to comply with these diversification and investor control requirements. To satisfy the diversification requirements contained in Section 817(h) of the Code and Treasury regulations thereunder, the Fund generally either (1) will not be permitted to invest more than 55% of the value of its total assets in the securities of a single investment; more than 70% of the value of its total assets in the securities of any two investments; more than 80% of the value of its total assets in the securities of any three investments; or more than 90% of the value of its total assets in the securities of any four investments or (2) will be required to meet an alternate safe harbor diversification test. If the Fund were to fail to satisfy one of these diversification requirements on the last day of any quarter of a calendar year or if Variable Contract owners were determined to have an impermissible level of “investor control” over the investment options underlying Variable Contracts, owners of Variable Contracts that are invested in shares in the Fund could become subject to current federal taxation at ordinary income rates with respect to any income accrued under the Variable

PROSPECTUS – Growth and Income Portfolio

27

Contract for the current and all prior taxable years. For more specific information on the diversification requirements applicable to Variable Contracts, see the SAI.

Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICE ARRANGEMENTS

Certain insurance companies will be compensated by the Fund up to 0.25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain Variable Contract owners’ accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners’ inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxy materials, shareholder reports and annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to provide such services under federal and state statutes, rules and regulations.

The Fund also may compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

PROSPECTUS – Growth and Income Portfolio

28

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year, assuming you had reinvested all dividends and distributions. Total Return does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share with operations during the fiscal years indicated.

PROSPECTUS – Growth and Income Portfolio

29

GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net invest- ment income	Net realized gain	Total distri- butions
12/31/2021	$34.94	$0.41	$9.63	$10.04	$(0.44)	$(4.50)	$(4.94)
12/31/2020	34.57	0.53	0.39	0.92	(0.55)	–	(0.55)
12/31/2019	30.65	0.55	6.31	6.86	(0.58)	(2.36)	(2.94)
12/31/2018	37.15	0.50	(3.53)	(3.03)	(0.52)	(2.95)	(3.47)
12/31/2017	36.72	0.48	4.39	4.87	(0.53)	(3.91)	(4.44)

PROSPECTUS – Growth and Income Portfolio

30

GROWTH AND INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
12/31/2021	$40.04	29.02	0.92	0.93	1.03	$610,598	66
12/31/2020	34.94	2.70	0.94	0.94	1.70	552,858	67
12/31/2019	34.57	22.49	0.94	0.94	1.59	581,851	76
12/31/2018	30.65	(8.14)	0.93	0.93	1.35	547,667	89
12/31/2017	37.15	13.38	0.93	0.93	1.26	696,564	97

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

PROSPECTUS – Growth and Income Portfolio

31

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LASF-GIP-1 (05/22)
Investment Company Act File Number: 811-05876

Lord Abbett Series Fund, Inc.

Growth and Income Portfolio

Lord Abbett Series Fund Growth Opportunities Portfolio

PROSPECTUS

MAY 1, 2022

Class VC
No Ticker

This Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies. The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	8
Principal Investment Strategies	8
Principal Risks	9
Additional Operational Risks	14
Disclosure of Portfolio Holdings	18
Management and Organization of the Fund	18

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Financial Intermediary Compensation	19
Purchases and Redemptions	21
Account Policies	21
Conflicts of Interest	27
Distributions and Taxes	27
Service Arrangements	28

FINANCIAL INFORMATION

Financial Highlights	30

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.75%
Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.26%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$128	$400	$692	$1,523

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

PROSPECTUS – Growth Opportunities Portfolio

2

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities of mid-sized U.S. companies with growth characteristics. Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index. The portfolio management team follows a growth style of investing and seeks to identify companies with strong relative growth prospects that it believes are well positioned to benefit from the anticipated economic environment.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts. In addition to ADRs, the Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges.

The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions

PROSPECTUS – Growth Opportunities Portfolio

3

or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Mid-Sized Company Risk: Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Growth Investing Risk: Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to

PROSPECTUS – Growth Opportunities Portfolio

4

inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and changes in local, regional, or general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PROSPECTUS – Growth Opportunities Portfolio

5

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

Bar Chart (per calendar year) - Class VC Shares Best Quarter 2nd Q 2020 +31.83% Worst Quarter 1st Q 2020 -19.89%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund.

Average Annual Total Returns
(for the periods ended December 31, 2021)
Class	1 Year	5 Years	10 Years
Class VC Shares	6.46%	19.29%	15.34%
Index
Russell Midcap® Growth Index	12.73%	19.83%	16.63%
(reflects no deduction for fees, expenses, or taxes)
Russell Midcap® Index	22.58%	15.10%	14.91%
(reflects no deduction for fees, expenses, or taxes)

PROSPECTUS – Growth Opportunities Portfolio

6

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Jeffrey Rabinowitz, Portfolio Manager	2017
Heidi A. Lawrence, Portfolio Manager	2021
James B. Sullivan, Portfolio Manager	2021

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

PROSPECTUS – Growth Opportunities Portfolio

7

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities of mid-sized U.S. companies with growth characteristics. Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index, a widely-used benchmark for mid-sized U.S. company stock performance. The market capitalization range of the Russell Midcap® Index as of June 30, 2021, following its most recent annual reconstitution, was approximately $3.1 billion to $61 billion. This range varies daily.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund also considers equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts. The Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges. Because ADRs represent exposure to foreign companies, the Fund deems them to be foreign investments even though they trade on U.S. exchanges. Foreign securities may be denominated in the U.S. dollar or other currencies. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange.

The Fund’s portfolio management team follows a growth style of investing and seeks to identify companies that show the potential for strong revenue and earnings growth. The portfolio management team uses fundamental research to identify companies it believes are likely to produce superior returns over a two- to five-year period, by analyzing the dynamics in each company within its industry and within the overall economy, and quantitative research to identify companies that it believes have superior growth potential. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions.

PROSPECTUS – Growth Opportunities Portfolio

8

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets the Fund’s investment criteria, to increase cash, or to satisfy redemption requests, among other reasons. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”).  However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the

PROSPECTUS – Growth Opportunities Portfolio

9

same investment objective or strategies, and may generate losses even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or

PROSPECTUS – Growth Opportunities Portfolio

10

sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Mid-Sized Company Risk: Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• Growth Investing Risk: Growth stocks typically trade at higher multiples of current earnings as compared to other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. Growth stocks are subject to potentially greater declines in value if, among other things, the stock is subject to significant investor speculation but fails to increase as anticipated. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style. During periods when growth investing is out of favor or when markets are unstable, selling growth stocks at a desired price may be more difficult. Growth stocks may be more volatile than securities of slower-growing issuers.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with

PROSPECTUS – Growth Opportunities Portfolio

11

companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other

PROSPECTUS – Growth Opportunities Portfolio

12

reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, extended vacancies, failure to collect rents, the ability of the company to finance property purchases and renovations, changes to the tax laws, failure by the REIT to qualify for favorable tax treatment under the Code, and changes in local, regional, or general economic conditions. REITs also are subject to default or prepayments by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended. REITs may be more volatile and/or more illiquid than other types of equity securities. In addition, the Fund’s shareholders will indirectly bear their proportionate share

PROSPECTUS – Growth Opportunities Portfolio

13

of the REIT’s fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service

PROSPECTUS – Growth Opportunities Portfolio

14

providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for

PROSPECTUS – Growth Opportunities Portfolio

15

extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (“LIBOR”)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union (“EU”) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s securities markets likely will be significantly disrupted. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. The agreement governs the new relationship

PROSPECTUS – Growth Opportunities Portfolio

16

between the UK and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences of the withdrawal and whether the UK’s exit will increase the likelihood of other countries also departing the EU. The world’s securities markets may be significantly disrupted and adversely affected by the withdrawal.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in a certain country (such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In addition, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of

PROSPECTUS – Growth Opportunities Portfolio

17

individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern is expected to continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. As the world adapts to a new outlook on how to balance the risk of illness against the desire for in person human connection, the COVID-19 pandemic and its effects are expected to continue through 2022 and beyond, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages

PROSPECTUS – Growth Opportunities Portfolio

18

approximately $236.5 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.1 billion for which Lord Abbett provides investment models to managed account sponsors as of March 31, 2022.

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Fund.

Jeffrey Rabinowitz, Portfolio Manager, heads the Fund’s team. Mr. Rabinowitz joined Lord Abbett in 2017, and was formerly Managing Director and Portfolio Manager/Technology Analyst at Jennison Associates LLC from 2014 to 2017. Additional members of the Fund’s team are Heidi A. Lawrence, Portfolio Manager, and James B. Sullivan, Portfolio Manager. Ms. Lawrence and Mr. Sullivan joined Lord Abbett in 2014. Messrs. Rabinowitz and Sullivan, and Ms. Lawrence are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.75% on the first $1 billion of average daily net assets;
0.65% on the next $1 billion of average daily net assets;
0.60% on the next $1 billion of average daily net assets; and
0.58% on the Fund’s average daily net assets over $3 billion.

For the fiscal year ended December 31, 2021, the effective annual rate of the fee paid to Lord Abbett was 0.75% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s annual report to shareholders for the fiscal year ended December 31st.

FINANCIAL INTERMEDIARY COMPENSATION

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”), unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues

PROSPECTUS – Growth Opportunities Portfolio

19

from advisory fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PROSPECTUS – Growth Opportunities Portfolio

20

PURCHASES AND REDEMPTIONS

The Fund offers in this prospectus, at NAV, one class of shares named Variable Contract Class, which is referred to in this prospectus as Class VC. Shares of the Fund are not offered directly to the public. Rather, shares of the Fund currently are offered only to separate accounts of certain insurance companies. These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange

PROSPECTUS – Growth Opportunities Portfolio

21

(“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

PROSPECTUS – Growth Opportunities Portfolio

22

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on

PROSPECTUS – Growth Opportunities Portfolio

23

closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Financial intermediaries include broker-dealers, registered investment advisers banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its

PROSPECTUS – Growth Opportunities Portfolio

24

investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund’s policies. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent

PROSPECTUS – Growth Opportunities Portfolio

25

trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. The Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders, and we may ask for other information that will allow us to verify the identity of investors or, in some cases, the status of financial professionals. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account, or, as applicable, this information will be obtained by the investing insurance company on behalf of the Fund. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after an investor seeks to open an account, we will return the purchase order or account application. No monies will be invested until we have all required information. We may verify the identity of each person that opens a new account through the use of a database maintained by a third party or through other means. If we are unable to verify any such person’s identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

PROSPECTUS – Growth Opportunities Portfolio

26

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

CONFLICTS OF INTEREST

As discussed above, shares of the Fund offered in this prospectus currently are available only to separate accounts of certain insurance companies. Although the Fund currently does not anticipate any disadvantages to Variable Contract owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict arises, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

The Fund expects to pay its shareholders dividends from its net investment income at least semiannually and to distribute any net capital gains annually. Holders of Variable Contracts may qualify for favorable tax treatment with respect to such contracts. For additional information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

PROSPECTUS – Growth Opportunities Portfolio

27

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it timely distributes.

In order for holders of Variable Contracts to receive the favorable tax treatment available with respect to Variable Contracts, certain diversification and investor control requirements must be met. The Fund intends to comply with these diversification and investor control requirements. To satisfy the diversification requirements contained in Section 817(h) of the Code and Treasury regulations thereunder, the Fund generally either (1) will not be permitted to invest more than 55% of the value of its total assets in the securities of a single investment; more than 70% of the value of its total assets in the securities of any two investments; more than 80% of the value of its total assets in the securities of any three investments; or more than 90% of the value of its total assets in the securities of any four investments or (2) will be required to meet an alternate safe harbor diversification test. If the Fund were to fail to satisfy one of these diversification requirements on the last day of any quarter of a calendar year or if Variable Contract owners were determined to have an impermissible level of “investor control” over the investment options underlying Variable Contracts, owners of Variable Contracts that are invested in shares in the Fund could become subject to current federal taxation at ordinary income rates with respect to any income accrued under the Variable Contract for the current and all prior taxable years. For more specific information on the diversification requirements applicable to Variable Contracts, see the SAI.

Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICE ARRANGEMENTS

Certain insurance companies will be compensated by the Fund up to 0.25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain Variable Contract owners’ accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners’ inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxy materials, shareholder reports and annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to provide such services under federal and state statutes, rules and regulations.

PROSPECTUS – Growth Opportunities Portfolio

28

The Fund also may compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

PROSPECTUS – Growth Opportunities Portfolio

29

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year, assuming you had reinvested all dividends and distributions. Total Return does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share with operations during the fiscal years indicated.

PROSPECTUS – Growth Opportunities Portfolio

30

GROWTH OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain	Net asset value, end of period
12/31/2021	$16.44	$ (0.14)	$ 1.18	$ 1.04	$(3.79)	$13.69
12/31/2020	13.02	(0.10)	5.24	5.14	(1.72)	16.44
12/31/2019	10.48	(0.03)	3.82	3.79	(1.25)	13.02
12/31/2018	14.20	(0.07)	(0.42)	(0.49)	(3.23)	10.48
12/31/2017	11.96	(0.04)	2.77	2.73	(0.49)	14.20

PROSPECTUS – Growth Opportunities Portfolio

31

GROWTH OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:

	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
12/31/2021	6.46	1.20	1.26	(0.85)	$93,787	58
12/31/2020	39.38	1.25	1.25	(0.72)	128,861	88
12/31/2019	36.37	1.22	1.27	(0.27)	124,945	45
12/31/2018	(2.89)	1.13	1.29	(0.45)	66,492	39
12/31/2017	22.91	1.10	1.27	(0.29)	134,201	69

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

PROSPECTUS – Growth Opportunities Portfolio

32

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LASF-GOP-1 (05/22)
Investment Company Act File Number: 811-05876

Lord Abbett Series Fund, Inc.

Growth Opportunities Portfolio

Lord Abbett Series Fund Mid Cap Stock Portfolio

PROSPECTUS

MAY 1, 2022

Class VC
No Ticker

This Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies. The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	8
Principal Investment Strategies	8
Principal Risks	9
Additional Operational Risks	14
Disclosure of Portfolio Holdings	18
Management and Organization of the Fund	18

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Financial Intermediary Compensation	19
Purchases and Redemptions	20
Account Policies	21
Conflicts of Interest	27
Distributions and Taxes	27
Service Arrangements	28

FINANCIAL INFORMATION

Financial Highlights	29

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.72%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	1.14%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$116	$362	$628	$1,386

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

PROSPECTUS – Mid Cap Stock Portfolio

2

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index. The Fund seeks to invest in securities of companies that the portfolio management team believes are undervalued by the market and are selling at reasonable prices in relation to the portfolio management team’s assessment of their potential or intrinsic value.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, other instruments convertible or exercisable into the foregoing, and other investments with similar economic characteristics.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, American Depositary Receipts (“ADRs”), and other similar depositary receipts. In addition to ADRs, the Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges.

The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions

PROSPECTUS – Mid Cap Stock Portfolio

3

or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

• Mid-Sized Company Risk: Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

• Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced

PROSPECTUS – Mid Cap Stock Portfolio

4

liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and changes in local, regional, or general economic conditions.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other

PROSPECTUS – Mid Cap Stock Portfolio

5

expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

Bar Chart (per calendar year) - Class VC Shares Best Quarter 4th Q 2020 +22.82% Worst Quarter 1st Q 2020 -30.54%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund.

Average Annual Total Returns
(for the periods ended December 31, 2021)
Class	1 Year	5 Years	10 Years
Class VC Shares	28.70%	7.99%	10.60%
Index
Russell Midcap® Value Index	28.34%	11.22%	13.44%
(reflects no deduction for fees, expenses, or taxes)
S&P MidCap® 400 Value Index	30.65%	11.08%	13.55%
(reflects no deduction for fees, expenses, or taxes)

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

PROSPECTUS – Mid Cap Stock Portfolio

6

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
John C. Hardy, Portfolio Manager	2020
Jeff D. Diamond, Portfolio Manager	2008

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

PROSPECTUS – Mid Cap Stock Portfolio

7

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. The Fund will provide shareholders with at least 60 days’ notice of a change in this policy. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Midcap® Index, a widely-used benchmark for mid-sized U.S. company stock performance. The market capitalization range of the Russell Midcap® Index as of June 30, 2021, following its most recent annual reconstitution, was approximately $3.1 billion to $61 billion. This range varies daily.

Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund also considers equity securities to include warrants, rights offerings, convertible securities, and other investments that are convertible or exercisable into the equity securities described above.

The Fund may invest up to 10% of its net assets in securities of foreign companies, including emerging market companies, ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts. The Fund generally defines foreign companies as those whose securities are traded primarily on non-U.S. securities exchanges. Because ADRs represent exposure to foreign companies, the Fund deems them to be foreign investments even though they trade on U.S. exchanges. Foreign securities may be denominated in the U.S. dollar or other currencies. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange.

The Fund seeks to invest in securities of companies that the portfolio management team believes are undervalued by the market and are selling at reasonable prices in relation to the portfolio management team’s assessment of their potential or intrinsic value. A security may be undervalued by the market because of a lack of awareness of the company’s intrinsic value or a lack of recognition of the company’s future potential. In addition, a security may be undervalued because it may be temporarily out of favor by the market.

PROSPECTUS – Mid Cap Stock Portfolio

8

The Fund’s portfolio management team selects securities by, among other things, employing quantitative screening and fundamental research. The quantitative screening process identifies a group of companies for potential investment. The portfolio management team then conducts rigorous fundamental research on those companies with a focus on the long-term outlook of their businesses. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, no longer meets the Fund’s investment criteria, to increase cash, or to satisfy redemption requests, among other reasons. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”).  However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk.

PROSPECTUS – Mid Cap Stock Portfolio

9

Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Preferred stock may be subordinated to bonds or other debt instruments in a company’s capital structure and is typically less liquid than common stock. Because convertible securities have certain features that are common to fixed-income securities and may be exchanged for common stock, they are subject to the risks affecting both

PROSPECTUS – Mid Cap Stock Portfolio

10

equity and fixed income securities, including market, credit and interest rate risk.

• Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

• Mid-Sized Company Risk: Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future. Mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

• Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. In addition, different investment styles may shift in and out of favor, depending on market and economic conditions as well as investor sentiment, which may cause the Fund to underperform other funds that employ a different or more diversified style.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic

PROSPECTUS – Mid Cap Stock Portfolio

11

ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, GDRs, and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility,

PROSPECTUS – Mid Cap Stock Portfolio

12

have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, extended vacancies, failure to collect rents, the ability of the company to finance property purchases and renovations, changes to the tax laws, failure by the REIT to qualify for favorable tax treatment under the Code, and changes in local, regional, or general economic conditions. REITs also are subject to default or prepayments by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended. REITs may be more volatile and/or more illiquid than other types of equity securities. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk

PROSPECTUS – Mid Cap Stock Portfolio

13

may be magnified in circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of

PROSPECTUS – Mid Cap Stock Portfolio

14

a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or

PROSPECTUS – Mid Cap Stock Portfolio

15

industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (“LIBOR”)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union (“EU”) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s securities markets likely will be significantly disrupted. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences of the withdrawal and whether the UK’s exit will increase the likelihood of other countries also departing the EU. The world’s securities markets may be significantly disrupted and adversely affected by the withdrawal.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in a certain country (such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022) may impair the value and

PROSPECTUS – Mid Cap Stock Portfolio

16

liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In addition, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern is expected to continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. As the world adapts to a new outlook on how to balance the risk of illness against the desire for in person human connection, the COVID-19 pandemic and its effects are expected to continue through 2022 and beyond, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and

PROSPECTUS – Mid Cap Stock Portfolio

17

liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $236.5 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.1 billion for which Lord Abbett provides investment models to managed account sponsors as of March 31, 2022.

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Fund.

John C. Hardy, Portfolio Manager, and Jeff D. Diamond, Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Diamond and Hardy joined Lord Abbett in 2011 and 2007, respectively.

PROSPECTUS – Mid Cap Stock Portfolio

18

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.75% on the first $200 million of average daily net assets;
0.65% on the next $300 million of average daily net assets; and
0.50% on the Fund’s average daily net assets over $500 million.

For the fiscal year ended December 31, 2021, the effective annual rate of the fee paid to Lord Abbett was 0.72% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s annual report to shareholders for the fiscal year ended December 31st.

FINANCIAL INTERMEDIARY COMPENSATION

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”), unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the

PROSPECTUS – Mid Cap Stock Portfolio

19

financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PURCHASES AND REDEMPTIONS

The Fund offers in this prospectus, at NAV, one class of shares named Variable Contract Class, which is referred to in this prospectus as Class VC. Shares of the Fund are not offered directly to the public. Rather, shares of the Fund currently are offered only to separate accounts of certain insurance companies. These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity.

PROSPECTUS – Mid Cap Stock Portfolio

20

The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally

PROSPECTUS – Mid Cap Stock Portfolio

21

scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations

PROSPECTUS – Mid Cap Stock Portfolio

22

of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund

PROSPECTUS – Mid Cap Stock Portfolio

23

shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Financial intermediaries include broker-dealers, registered investment advisers banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund’s policies. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

PROSPECTUS – Mid Cap Stock Portfolio

24

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. The Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders, and we may ask for other information that will allow us to verify the identity of investors or, in some cases, the status of financial professionals. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account, or, as applicable, this information will be obtained by the investing insurance company on behalf of the Fund. We also may ask for copies of documents. If we are unable to

PROSPECTUS – Mid Cap Stock Portfolio

25

obtain the required information within a short period of time after an investor seeks to open an account, we will return the purchase order or account application. No monies will be invested until we have all required information. We may verify the identity of each person that opens a new account through the use of a database maintained by a third party or through other means. If we are unable to verify any such person’s identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

PROSPECTUS – Mid Cap Stock Portfolio

26

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

CONFLICTS OF INTEREST

As discussed above, shares of the Fund offered in this prospectus currently are available only to separate accounts of certain insurance companies. Although the Fund currently does not anticipate any disadvantages to Variable Contract owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict arises, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

The Fund expects to pay its shareholders dividends from its net investment income at least semiannually and to distribute any net capital gains annually. Holders of Variable Contracts may qualify for favorable tax treatment with respect to such contracts. For additional information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it timely distributes.

In order for holders of Variable Contracts to receive the favorable tax treatment available with respect to Variable Contracts, certain diversification and investor control requirements must be met. The Fund intends to comply with these diversification and investor control requirements. To satisfy the diversification requirements contained in Section 817(h) of the Code and Treasury regulations thereunder, the Fund generally either (1) will not be permitted to invest more than 55% of the value of its total assets in the securities of a single investment; more than 70% of the value of its total assets in the securities of any two investments; more than 80% of the value of its total assets in the securities of any three investments; or more than 90% of the value of its total assets in the securities of any four investments or (2) will be required to meet an alternate safe harbor diversification

PROSPECTUS – Mid Cap Stock Portfolio

27

test. If the Fund were to fail to satisfy one of these diversification requirements on the last day of any quarter of a calendar year or if Variable Contract owners were determined to have an impermissible level of “investor control” over the investment options underlying Variable Contracts, owners of Variable Contracts that are invested in shares in the Fund could become subject to current federal taxation at ordinary income rates with respect to any income accrued under the Variable Contract for the current and all prior taxable years. For more specific information on the diversification requirements applicable to Variable Contracts, see the SAI.

Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICE ARRANGEMENTS

Certain insurance companies will be compensated by the Fund up to 0.25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain Variable Contract owners’ accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners’ inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxy materials, shareholder reports and annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to provide such services under federal and state statutes, rules and regulations.

The Fund also may compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

PROSPECTUS – Mid Cap Stock Portfolio

28

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year, assuming you had reinvested all dividends and distributions. Total Return does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share with operations during the fiscal years indicated.

PROSPECTUS – Mid Cap Stock Portfolio

29

MID CAP STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2021	$24.09	$0.17	$6.67	$6.84	$(0.17)	$(2.74)	$(2.91)
12/31/2020	23.74	0.23	0.36	0.59	(0.24)	–	(0.24)
12/31/2019	19.87	0.21	4.27	4.48	(0.21)	(0.40)	(0.61)
12/31/2018	24.51	0.15	(3.83)	(3.68)	(0.17)	(0.79)	(0.96)
12/31/2017	25.52	0.14	1.58	1.72	(0.16)	(2.57)	(2.73)

PROSPECTUS – Mid Cap Stock Portfolio

30

MID CAP STOCK PORTFOLIO

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
12/31/2021	$28.02	28.70	1.13	1.14	0.59	$294,089	60
12/31/2020	24.09	2.50	1.17	1.18	1.11	254,286	67
12/31/2019	23.74	22.64	1.17	1.17	0.91	271,120	79
12/31/2018	19.87	(15.04)	1.17	1.17	0.64	240,971	50
12/31/2017	24.51	6.83	1.16	1.16	0.55	331,388	70

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

PROSPECTUS – Mid Cap Stock Portfolio

31

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LASF-MCSP-1 (05/22)
Investment Company Act File Number: 811-05876

Lord Abbett Series Fund, Inc.

Mid Cap Stock Portfolio

Lord Abbett Series Fund Short Duration Income Portfolio

PROSPECTUS

MAY 1, 2022

Class VC
No Ticker

This Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies. The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	12
Principal Investment Strategies	12
Principal Risks	16
Additional Operational Risks	27
Disclosure of Portfolio Holdings	31
Management and Organization of the Fund	31

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Financial Intermediary Compensation	32
Purchases and Redemptions	33
Account Policies	34
Conflicts of Interest	40
Distributions and Taxes	40
Service Arrangements	41

FINANCIAL INFORMATION

Financial Highlights	42

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.35%
Other Expenses	0.48%
Total Annual Fund Operating Expenses	0.83%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$85	$265	$460	$1,025

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PROSPECTUS – Short Duration Income Portfolio

2

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Such investments include:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related, and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities (“CMBS”);

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and

• inflation-linked investments.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”).

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities. The Fund may, and typically does, invest substantially in CMBS, including lower-rated CMBS.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years. The duration of a security takes into account the pattern of all expected

PROSPECTUS – Short Duration Income Portfolio

3

payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

PROSPECTUS – Short Duration Income Portfolio

4

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally

PROSPECTUS – Short Duration Income Portfolio

5

have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short- term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s net asset value (“NAV”), especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk

PROSPECTUS – Short Duration Income Portfolio

6

(higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that the Fund invests in convertible securities and the investment value of the convertible security is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S.

PROSPECTUS – Short Duration Income Portfolio

7

exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

PROSPECTUS – Short Duration Income Portfolio

8

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

• The risk that there may not be a liquid secondary trading market for the derivative, or that the Fund may otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs and reduced investment performance.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PROSPECTUS – Short Duration Income Portfolio

9

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

Bar Chart (per calendar year) - Class VC Shares Best Quarter 2nd Q 2020 +5.92% Worst Quarter 1st Q 2020 -5.33%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund.

Average Annual Total Returns
(for the periods ended December 31, 2021)
Class	1 Year	5 Years	Life of Class	Inception Date for Performance
Class VC Shares	0.63%	2.42%	2.12%	4/14/2014
Index
ICE BofA U.S. Corporate 1-3 Year Index	-0.01%	2.60%	2.18%	4/14/2014
(reflects no deduction for fees, expenses, or taxes)

PROSPECTUS – Short Duration Income Portfolio

10

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2014
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2014
Kewjin Yuoh, Partner and Portfolio Manager	2014
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2014
Adam C. Castle, Managing Director and Portfolio Manager	2021
Harris A. Trifon, Managing Director and Portfolio Manager	2021
Yoana N. Koleva, Managing Director and Portfolio Manager	2022

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at NAV.

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

PROSPECTUS – Short Duration Income Portfolio

11

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of income consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in various types of short duration debt (or fixed income) securities. Under normal conditions, the Fund pursues its investment objective by investing at least 65% of its net assets in investment grade debt securities of various types. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality.

Such investments include:

• corporate debt securities of U.S. issuers;

• corporate debt securities of non-U.S. (including emerging market) issuers that are denominated in U.S. dollars;

• mortgage-backed, mortgage-related and other asset-backed securities, including privately issued mortgage-related securities and CMBS;

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and

• inflation-linked investments.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund may invest up to 35% of its net assets in any one or a combination of the following types of fixed income securities and other instruments:

• high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds);

• debt securities of non-U.S. (including emerging market) issuers that are denominated in foreign currencies;

• loans, including bridge loans, novations, assignments, and participations;

• convertible securities, including convertible bonds and preferred stocks; and

• structured securities and other hybrid instruments, including CLOs.

PROSPECTUS – Short Duration Income Portfolio

12

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average dollar-weighted duration range between one and three years.

High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), CMBS, mortgage dollar rolls, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage- backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities. The Fund may, and typically does, invest substantially in CMBS, including lower-rated CMBS.

The Fund may invest in convertible securities, such as preferred stocks or bonds, which are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula. Convertible securities may provide investors the opportunity to participate in rising markets and potential protection in declining markets.

The Fund may invest in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an

PROSPECTUS – Short Duration Income Portfolio

13

underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio.

The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund may engage in derivative transactions on an exchange or in the OTC market. Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”).  However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the

PROSPECTUS – Short Duration Income Portfolio

14

option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of

PROSPECTUS – Short Duration Income Portfolio

15

relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund may engage in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund.

PROSPECTUS – Short Duration Income Portfolio

16

As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds due to their longer term and extended fixed payment schedule. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal

PROSPECTUS – Short Duration Income Portfolio

17

or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and interest. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. Credit risk varies based on the economic and fiscal conditions of each issuer. As noted above, to the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Insurance or other credit enhancements supporting the Fund’s investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support in addition to the credit risk of the underlying investment that is being enhanced. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating or the market’s perception of the creditworthiness of any of the bond insurers that insure

PROSPECTUS – Short Duration Income Portfolio

18

securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share prices, and Fund performance. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value. The Fund also may be adversely affected by the inability of an insurer to meet its insurance obligations.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in circumstances where investor redemptions from the mutual

PROSPECTUS – Short Duration Income Portfolio

19

funds may be higher than normal, causing increased supply in the market due to selling activity.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Commercial Mortgage-Backed Securities Risk: CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property (such as office properties, retail properties, hospitality properties, industrial properties, healthcare-related properties or other types of income producing real property). Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, which include the risks associated with the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments,

PROSPECTUS – Short Duration Income Portfolio

20

increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

• Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks. Synthetic convertible securities and convertible structured notes may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. These factors may cause the Fund to perform poorly compared to other funds, including funds that invest exclusively in fixed income securities. In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although

PROSPECTUS – Short Duration Income Portfolio

21

the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, Global Depositary Receipts (“GDRs”), and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or

PROSPECTUS – Short Duration Income Portfolio

22

time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be

PROSPECTUS – Short Duration Income Portfolio

23

heightened in comparison to those associated with exposure to developed market currencies.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high -yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate

PROSPECTUS – Short Duration Income Portfolio

24

risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. On March 5, 2021, the FCA and the IBA announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

• The risk that there may not be a liquid secondary trading market for the derivative, or that the Fund may otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

PROSPECTUS – Short Duration Income Portfolio

25

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders.

PROSPECTUS – Short Duration Income Portfolio

26

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future

PROSPECTUS – Short Duration Income Portfolio

27

realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation

PROSPECTUS – Short Duration Income Portfolio

28

of LIBOR) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union (“EU”) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s securities markets likely will be significantly disrupted. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences of the withdrawal and whether the UK’s exit will increase the likelihood of other countries also departing the EU. The world’s securities markets may be significantly disrupted and adversely affected by the withdrawal.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in a certain country (such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the

PROSPECTUS – Short Duration Income Portfolio

29

performance of the Fund. In addition, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern is expected to continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. As the world adapts to a new outlook on how to balance the risk of illness against the desire for in person human connection, the COVID-19 pandemic and its effects are expected to continue through 2022 and beyond, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

PROSPECTUS – Short Duration Income Portfolio

30

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $236.5 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.1 billion for which Lord Abbett provides investment models to managed account sponsors as of March 31, 2022.

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Fund.

Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Kewjin Yuoh, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Adam C. Castle, Managing Director and Portfolio Manager, Harris A. Trifon, Managing Director and Portfolio Manager, and Yoana N. Koleva, Managing Director and Portfolio Manager. Messrs. Lee, Yuoh, Rocco, Castle, Trifon, and Ms. Koleva joined Lord Abbett in 1997, 2010, 2004, 2015, 2021, and 2011, respectively. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Messrs. O’Brien, Lee, Yuoh, Rocco, Castle,

PROSPECTUS – Short Duration Income Portfolio

31

Trifon and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.35% on the first $1 billion of average daily net assets;
0.30% on the next $1 billion of average daily net assets; and
0.25% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended December 31, 2021, the effective annual rate of the fee paid to Lord Abbett was 0.35% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s annual report to shareholders for the fiscal year ended December 31st.

FINANCIAL INTERMEDIARY COMPENSATION

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”), unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these

PROSPECTUS – Short Duration Income Portfolio

32

payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PURCHASES AND REDEMPTIONS

The Fund offers in this prospectus, at NAV, one class of shares named Variable Contract Class, which is referred to in this prospectus as Class VC. Shares of the Fund are not offered directly to the public. Rather, shares of the Fund currently are offered only to separate accounts of certain insurance companies. These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

PROSPECTUS – Short Duration Income Portfolio

33

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the

PROSPECTUS – Short Duration Income Portfolio

34

right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include

PROSPECTUS – Short Duration Income Portfolio

35

recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

PROSPECTUS – Short Duration Income Portfolio

36

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Financial intermediaries include broker-dealers, registered investment advisers banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund’s policies. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her

PROSPECTUS – Short Duration Income Portfolio

37

behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. The Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders, and we may ask for other information that will allow us to verify the identity of investors or, in some cases, the status of financial professionals. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account, or, as

PROSPECTUS – Short Duration Income Portfolio

38

applicable, this information will be obtained by the investing insurance company on behalf of the Fund. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after an investor seeks to open an account, we will return the purchase order or account application. No monies will be invested until we have all required information. We may verify the identity of each person that opens a new account through the use of a database maintained by a third party or through other means. If we are unable to verify any such person’s identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

PROSPECTUS – Short Duration Income Portfolio

39

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

CONFLICTS OF INTEREST

As discussed above, shares of the Fund offered in this prospectus currently are available only to separate accounts of certain insurance companies. Although the Fund currently does not anticipate any disadvantages to Variable Contract owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict arises, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

The Fund expects to pay its shareholders dividends from its net investment income at least semiannually and to distribute any net capital gains annually. Holders of Variable Contracts may qualify for favorable tax treatment with respect to such contracts. For additional information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it timely distributes.

In order for holders of Variable Contracts to receive the favorable tax treatment available with respect to Variable Contracts, certain diversification and investor control requirements must be met. The Fund intends to comply with these diversification and investor control requirements. To satisfy the diversification requirements contained in Section 817(h) of the Code and Treasury regulations thereunder, the Fund generally either (1) will not be permitted to invest more than 55% of the value of its total assets in the securities of a single investment; more than

PROSPECTUS – Short Duration Income Portfolio

40

70% of the value of its total assets in the securities of any two investments; more than 80% of the value of its total assets in the securities of any three investments; or more than 90% of the value of its total assets in the securities of any four investments or (2) will be required to meet an alternate safe harbor diversification test. If the Fund were to fail to satisfy one of these diversification requirements on the last day of any quarter of a calendar year or if Variable Contract owners were determined to have an impermissible level of “investor control” over the investment options underlying Variable Contracts, owners of Variable Contracts that are invested in shares in the Fund could become subject to current federal taxation at ordinary income rates with respect to any income accrued under the Variable Contract for the current and all prior taxable years. For more specific information on the diversification requirements applicable to Variable Contracts, see the SAI.

Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICE ARRANGEMENTS

Certain insurance companies will be compensated by the Fund up to 0.25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain Variable Contract owners’ accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners’ inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxy materials, shareholder reports and annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to provide such services under federal and state statutes, rules and regulations.

The Fund also may compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

PROSPECTUS – Short Duration Income Portfolio

41

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year, assuming you had reinvested all dividends and distributions. Total Return does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share with operations during the fiscal years indicated.

PROSPECTUS – Short Duration Income Portfolio

42

SHORT DURATION INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net asset value, end of period
12/31/2021	$14.31	$0.20	$(0.10)	$0.10	$(0.32)	$14.09
12/31/2020	14.27	0.29	0.15	0.44	(0.40)	14.31
12/31/2019	14.05	0.38	0.33	0.71	(0.49)	14.27
12/31/2018	14.38	0.36	(0.20)	0.16	(0.49)	14.05
12/31/2017	14.57	0.30	0.02	0.32	(0.51)	14.38

PROSPECTUS – Short Duration Income Portfolio

43

SHORT DURATION INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (CONCLUDED)

		Ratios to Average Net Assets:			Supplemental Data:

	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
12/31/2021	0.63	0.81	0.83	1.40	$120,559	66
12/31/2020	3.13	0.84	0.86	2.04	108,101	79
12/31/2019	5.06	0.88	0.90	2.66	100,107	56
12/31/2018	1.15	0.83	0.92	2.48	79,197	65
12/31/2017	2.19	0.80	0.94	2.05	59,888	75

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

PROSPECTUS – Short Duration Income Portfolio

44

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LASF-SDIP-1 (05/22)
Investment Company Act File Number: 811-05876

Lord Abbett Series Fund, Inc.

Short Duration Income Portfolio

Lord Abbett Series Fund Total Return Portfolio

PROSPECTUS

MAY 1, 2022

Class VC
No Ticker

This Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies. The U.S. Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

FUND SUMMARY

MORE INFORMATION ABOUT THE FUND

Investment Objective	12
Principal Investment Strategies	12
Principal Risks	16
Additional Operational Risks	25
Disclosure of Portfolio Holdings	29
Management and Organization of the Fund	29

INFORMATION FOR MANAGING YOUR FUND ACCOUNT

Financial Intermediary Compensation	30
Purchases and Redemptions	32
Account Policies	32
Conflicts of Interest	38
Distributions and Taxes	38
Service Arrangements	39

FINANCIAL INFORMATION

Financial Highlights	41

FUND SUMMARY

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Class	VC Shares
Management Fees	0.28%
Other Expenses	0.43%
Total Annual Fund Operating Expenses	0.71%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect Variable Contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
VC Shares	$73	$227	$395	$883

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 376% of the average value of its portfolio.

PROSPECTUS – Total Return Portfolio

2

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing in investment grade debt (or fixed income) securities. The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). The Fund may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The Fund generally may invest in the following types of debt securities:

• securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities;

• corporate debt securities;

• mortgage-backed, mortgage-related, and other asset-backed securities;

• inflation-linked investments;

• structured securities and other hybrid instruments, including collateralized loan obligations (“CLOs”); and

• loans, including bridge loans, novations, assignments, and participations. The Fund may invest up to 10% of its net assets in floating or adjustable rate loans.

The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”), and other inflation-indexed securities issued by the U.S. Department of Treasury.

The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies and instrumentalities.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.63 years as of February 25, 2022). The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates.

The Fund may use derivatives to hedge against risk or to gain investment exposure. Currently, the Fund expects to invest in derivatives consisting principally of futures, forwards, options, and swaps. The Fund may use derivatives to seek to enhance

PROSPECTUS – Total Return Portfolio

3

returns, to attempt to hedge some of its investment risk, to manage portfolio duration, as a substitute for holding the underlying asset on which the derivative instrument is based, or for cash management purposes. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by environmental, social, and governance (“ESG”) factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, or shows signs of deteriorating fundamentals, among other reasons. The Fund may deviate from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

• Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions

PROSPECTUS – Total Return Portfolio

4

or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short- term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may be delayed. To the extent the Fund invests in fixed rate

PROSPECTUS – Total Return Portfolio

5

instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s net asset value (“NAV”), especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest

PROSPECTUS – Total Return Portfolio

6

rates and there is no guarantee that the Fund’s use of these instruments will be successful.

• Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include American Depositary Receipts (“ADRs”). ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency exchange rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

• Foreign Currency Risk: Investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. Below investment grade loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a collateralized loan obligation (“CLO”) can be viewed as

PROSPECTUS – Total Return Portfolio

7

investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). On March 5, 2021, the United Kingdom Financial Conduct Authority (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR and lead to significant short-term and long-term uncertainty and market instability.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

• The risk that there may not be a liquid secondary trading market for the derivative, or that the Fund may otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

PROSPECTUS – Total Return Portfolio

8

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs and reduced investment performance.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Fund – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

PROSPECTUS – Total Return Portfolio

9

Bar Chart (per calendar year) - Class VC Shares Best Quarter 2nd Q 2020 +4.99% Worst Quarter 2nd Q 2013 -2.56%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund.

Average Annual Total Returns
(for the periods ended December 31, 2021)
Class	1 Year	5 Years	10 Years
Class VC Shares	-0.24%	3.61%	3.32%
Index
Bloomberg U.S. Aggregate Bond Index	-1.54%	3.57%	2.90%
(reflects no deduction for fees, expenses, or taxes)

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC (“Lord Abbett”).

PROSPECTUS – Total Return Portfolio

10

Portfolio Managers.

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2010
Kewjin Yuoh, Partner and Portfolio Manager	2010
Andrew H. O’Brien, Partner and Portfolio Manager	2010
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2010
Leah G. Traub, Partner and Portfolio Manager	2021
Adam C. Castle, Managing Director and Portfolio Manager	2021
Harris A. Trifon, Managing Director and Portfolio Manager	2021

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at NAV.

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

PROSPECTUS – Total Return Portfolio

11

MORE INFORMATION ABOUT THE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek income and capital appreciation to produce a high total return.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund pursues its investment objective by investing in investment grade debt (or fixed income) securities. Investment grade debt securities are securities that are rated within the four highest grades assigned by an independent rating agency such as Moody’s Investors Service, Inc. (Aaa, Aa, A, Baa), S&P Global Ratings (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. The Fund may invest in corporate debt securities, as well as securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The Fund may invest up to 20% of its net assets in high-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds). High-yield debt securities are debt securities that are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities, but present greater risks.

The Fund also may invest in debt securities issued by non-U.S. entities but denominated in U.S. dollars, and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. The Fund may invest up to 20% of its net assets in debt securities of non-U.S. issuers that are denominated in non-U.S. currencies.

The investment grade and high-yield debt securities described above may include mortgage-backed, mortgage-related, and other asset-backed securities, which directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans, real property, or other assets. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), CMBS, mortgage dollar rolls, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The Fund will not invest more than 25% of its total assets in any industry; however, this limitation does not apply to mortgage-backed securities, privately issued mortgage-related securities, or securities issued by the U.S. Government, its agencies or instrumentalities.

The Fund may invest in TIPS, which are U.S. Government bonds whose principal automatically is adjusted for inflation as measured by the CPI-U, and other inflation-indexed securities issued by the U.S. Department of Treasury. The Fund may also invest in structured securities and other hybrid instruments, including CLOs.

PROSPECTUS – Total Return Portfolio

12

The Fund may invest up to 10% of its net assets in floating or adjustable rate loans, including bridge loans, novations, assignments, and participations. The interest rates on floating or adjustable rate loans periodically are adjusted to a generally recognized base rate such as the LIBOR or the prime rate as set by the Federal Reserve. The Fund’s investments in loans may include senior loans, second lien, or other subordinated loans.

The Fund seeks to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio’s exposure to interest rate changes. The duration of a security takes into account the pattern of all expected payments of interest and principal on the security over time, including how these payments are affected by changes in interest rates. The longer a portfolio’s duration, the more sensitive it is to interest rate risk. The shorter a portfolio’s duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. Under normal conditions, the Fund will maintain its average duration range within two years of the bond market’s duration as measured by the Bloomberg U.S. Aggregate Bond Index (which was approximately 6.63 years as of February 25, 2022).

The Fund may use derivatives to hedge against risk or to gain investment exposure. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index. The Fund may use derivatives for hedging purposes, including protecting the Fund’s unrealized gains by hedging against possible adverse fluctuations in the securities markets or changes in interest rates or currency exchange rates that may reduce the market value of the Fund’s investment portfolio.

The Fund also may use derivatives for non-hedging purposes to seek to enhance the Fund’s returns, spreads or gains, or to efficiently invest excess cash or quickly gain market exposure. For example, the Fund may invest in or sell short U.S. Treasury futures, securities index futures, other futures, and/or currency forwards to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons.

The Fund may engage in derivative transactions on an exchange or in the OTC market. Lord Abbett is registered with the U.S. Commodity Futures Trading Commission as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”). However, with respect to the Fund, Lord Abbett has filed a claim of exclusion from the definition of the term CPO and therefore, Lord Abbett is not subject to registration or regulation as a pool operator under the CEA.

The types of derivative instruments that the Fund may use include:

• Futures and Options on Futures: The Fund may enter into futures contracts and options on futures contracts, which involve the purchase or sale of a

PROSPECTUS – Total Return Portfolio

13

contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or the OTC market. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium. The Fund may enter into such contracts as a substitute for taking a position in any underlying asset or to increase returns.

• Foreign Currency Forward Contracts and Options: The Fund may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. Foreign currency forward contracts also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

• Options: The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies, or futures. The Fund also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

• Swaps: The Fund may enter into interest rate, equity index, credit, currency, and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these swap transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. An OTC swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional”

PROSPECTUS – Total Return Portfolio

14

amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into OTC swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates. Certain types of swaps, such as interest rate swaps, are cleared through clearing houses.

The portfolio management team buys and sells securities using a relative value-oriented investment process, meaning the portfolio management team generally seeks more investment exposure to securities believed to be undervalued and less investment exposure to securities believed to be overvalued. The portfolio management team combines top-down and bottom-up analysis to construct its portfolio, using a blend of quantitative and fundamental research. As part of its top-down analysis, the portfolio management team evaluates global economic conditions, including monetary, fiscal, and regulatory policy, as well as the political and geopolitical environment, in order to identify and assess opportunities and risks across different segments of the fixed income market. The portfolio management team employs bottom-up analysis to identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis. The portfolio management team applies proprietary filters to this analysis to determine security selection, sector exposure, and term structure. The portfolio management team may actively rotate sector exposure based on its assessment of relative value. The investment team may also consider the risks and return potential presented by ESG factors in investment decisions. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, increase cash, or satisfy redemption requests, among others. The Fund will not be required to sell a security that has been downgraded after purchase; however, in these cases, the Fund will monitor the situation to determine whether it is advisable for the Fund to continue to hold the security. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, the Fund’s valuation target for the security, and the impact of the security’s duration on the Fund’s overall duration.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of

PROSPECTUS – Total Return Portfolio

15

investments while looking for suitable investment opportunities or to manage liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides more favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

• Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a favorable market.

• Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

• Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term

PROSPECTUS – Total Return Portfolio

16

bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bonds due to their longer term and extended fixed payment schedule. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

• High Yield Securities Risk: High yield securities (commonly referred to as “junk” bonds) typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for high yield securities may be less liquid due to such factors as specific industry developments, interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity, and may be subject to greater credit risk than investment grade securities. Below investment grade securities may be highly speculative and have poor prospects for reaching investment grade standing. Issuers of below investment grade securities generally are not as strong financially as those issuers with higher credit ratings, and are more likely to encounter financial difficulties, especially during periods of rising interest rates or other unfavorable economic or market conditions. Below investment grade securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations and a greater risk of default. Some issuers of below investment grade securities may be more likely to default as to principal or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default or the deterioration in the creditworthiness of an issuer, may result in losses to the Fund. The Fund may incur higher expenses to protect its interests in such securities and may lose its entire investment in defaulted bonds.

The secondary market for high yield securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies, and other financial institutions. As a result, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher rated securities. In addition, market trading volume for lower rated securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. Because of the lack of sufficient market liquidity, the Fund may incur losses because it may be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the below investment grade securities in its portfolio.

PROSPECTUS – Total Return Portfolio

17

• Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. Litigation, legislation or other political events, business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and interest. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of securities issued by that issuer may decline. Credit risk varies based on the economic and fiscal conditions of each issuer. As noted above, to the extent the Fund holds below investment grade securities, these risks may be heightened. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. Insurance or other credit enhancements supporting the Fund’s investment may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support in addition to the credit risk of the underlying investment that is being enhanced. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating or the market’s perception of the creditworthiness of any of the bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share prices, and Fund performance. A downgrading of an insurer’s credit rating or a default by the insurer could reduce the credit rating of an insured bond and, therefore, its value. The Fund also may be adversely affected by the inability of an insurer to meet its insurance obligations.

• Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in fixed income markets. Interest rate changes generally have a more pronounced effect on the market value of fixed-rate instruments, such as corporate bonds, than they have on floating rate instruments, and typically have a greater effect on the price of fixed income securities with longer durations. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. To the extent the Fund invests in floating rate instruments, changes in short-term market interest rates may affect the yield on those investments. If short-term market interest rates fall, the yield on the Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in the Fund’s portfolio, the impact of rising rates may

PROSPECTUS – Total Return Portfolio

18

be delayed. To the extent the Fund invests in fixed rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the Fund’s NAV, especially if the instrument has a longer maturity. Substantial increases in interest rates may cause an increase in issuer defaults, as issuers may lack resources to meet higher debt service requirements. In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of bond investors to the risks associated with rising interest rates.

• Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be less able to sell illiquid securities at its desired time or price. It may be more difficult for the Fund to value its investments in illiquid securities than more liquid securities. Illiquidity can be caused by a variety of factors, including economic conditions, market events, events relating to the issuer of the securities, a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress. Liquidity risk may be magnified in circumstances where investor redemptions from the mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

• Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae or Freddie Mac securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. Government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. Government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law.

• Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including CMBS and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates and economic conditions, including delinquencies and defaults. The prices of mortgage-related and other asset-backed securities, depending on their structure and the rate of payments, can be volatile. Like other debt securities, when interest rates rise, the value of mortgage-related and other asset-backed securities generally will decline;

PROSPECTUS – Total Return Portfolio

19

however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The payment rate thus will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities generally are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

• Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Although the Fund invests in inflation-linked investments, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates. Although inflation-linked investments are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. There is no guarantee that the Fund will generate returns that exceed the rate of inflation in the U.S. economy over time. There is no guarantee that the Fund’s use of inflation-linked investments will be successful. Furthermore, during periods of deflation or periods when the actual rate of inflation is lower than anticipated, the Fund is likely to underperform funds that hold fixed income securities similar to those held by the Fund but do not hold inflation-linked investments.

• Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely

PROSPECTUS – Total Return Portfolio

20

affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs, Global Depositary Receipts ("GDRs"), and other similar depositary receipts. ADRs, GDRs, and other similar depositary receipts may be less liquid than the underlying shares in their primary trading market.

Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers, including emerging market issuers, whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S.

The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. Investments with economic exposure to emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes, tend to be less liquid, subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers with economic exposure to emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater

PROSPECTUS – Total Return Portfolio

21

than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

• Foreign Currency Risk: Investments in securities that are denominated or receiving revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities that are denominated in those currencies. The Fund may engage in foreign currency hedging transactions to attempt to protect the Fund from adverse currency movements. Such transactions include the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging markets. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

• Loan Risk: Investments in floating or adjustable rate loans are subject to increased credit and liquidity risks. Loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the loan market or related markets. The frequency and magnitude of such changes cannot be predicted. Below investment grade loans, like high -yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Loans may be subject to structural subordination and may be subordinated to other obligations of the borrower or its subsidiaries. In some cases, no active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult for the Fund to value loans.

Compared to securities and to certain other types of financial assets, purchases and sales of loans take longer to settle. This extended settlement process can (i) increase the counterparty risk borne by the Fund; (ii) leave the Fund unable to timely exercise voting and other rights as a holder of loans it has agreed to purchase; (iii) delay the Fund from realizing the proceeds of a sale of a loan; (iv) inhibit the Fund’s ability to re-sell a loan that it has agreed to purchase if conditions change (leaving the Fund more exposed to price fluctuations); (v) prevent the Fund from timely collecting principal and interest payments; and (vi) expose the Fund to adverse tax or regulatory consequences. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments, or temporarily borrow from banks or other lenders.

PROSPECTUS – Total Return Portfolio

22

In certain circumstances, loans may not be considered securities, and in the event of fraud or misrepresentation by a borrower or an arranger, the Fund will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, the Fund generally will rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

• Collateralized Loan Obligations and Other Collateralized Obligations Risk: An investment in a CLO can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO can be generally summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

• LIBOR Risk: Certain instruments in which the Fund may invest rely in some fashion upon LIBOR. LIBOR is an average interest rate, determined by the IBA, that banks charge one another for the use of short-term money. On March 5, 2021, the FCA and the IBA announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Fund. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

• Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

• The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by the portfolio

PROSPECTUS – Total Return Portfolio

23

management team and may be more sensitive to changes in economic or market conditions than anticipated.

• Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

• The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

• The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

• The risk that there may not be a liquid secondary trading market for the derivative, or that the Fund may otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

• Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

• The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategies successfully. Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. Although hedging may reduce or eliminate losses, it also may reduce or eliminate gains. When used for hedging purposes, the changes in value of a derivative may not correlate as expected with the currency, security, portfolio, or other risk being hedged. When used as an alternative or substitute for, or in combination with, direct investments, the return provided by the derivative may not provide the same return as direct investment. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and other countries are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in such a country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving, their ultimate impact on the Fund remains unclear. It is possible

PROSPECTUS – Total Return Portfolio

24

that government regulation of various types of derivative instruments could potentially limit or restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments, make them less effective, or otherwise adversely affect their value. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments.

• High Portfolio Turnover Risk: High portfolio turnover may result in increased transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders.

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Fund also may be subject to certain operational risks, including:

• Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett and other service providers have become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cyber security incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cyber security threats. Furthermore, Lord Abbett cannot control the cyber security systems of third party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

PROSPECTUS – Total Return Portfolio

25

• Large Shareholder Risk: To the extent a large number of shares of the Fund is held by a single shareholder or group of related shareholders (e.g., an institutional investor or multiple accounts advised by a common adviser) or a group of shareholders with a common investment strategy, the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions by a large shareholder also potentially limit the use of any capital loss carryforwards and other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s use of tax equalization.

• Operational Risk: The Fund also is subject to the risk of loss as a result of other services provided by Lord Abbett and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider, each of which may negatively affect the Fund’s performance. For example, trading delays or errors could prevent the Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for the Fund or share class on a timely basis. Similar types of operational risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

• Business Continuity Risk: Lord Abbett has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting Lord Abbett, its affiliates, or the Fund. While Lord Abbett believes that the Program should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and, under some circumstances, Lord Abbett, its affiliates, and any vendors used by Lord Abbett, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. The Fund’s ability to recover any

PROSPECTUS – Total Return Portfolio

26

losses or expenses it incurs as a result of a disruption of business operations may be limited by the liability, standard of care, and related provisions in its contractual arrangements with Lord Abbett and other service providers.

• Market Disruption and Geopolitical Risk: Geopolitical and other events (e.g., wars, terrorism or natural disasters) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of the Fund’s investments. Wars, terrorist attacks, natural disasters, epidemics or pandemics could result in unplanned or significant securities market closures or declines. Securities markets also may be susceptible to market manipulation (e.g., the manipulation of LIBOR) or other fraudulent trading practices, which could disrupt the orderly functioning of markets, increase overall market volatility, or reduce the value of investments traded in them, including investments of the Fund. Instances of fraud and other deceptive practices committed by senior management of certain companies in which the Fund invests may undermine Lord Abbett’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. Financial fraud also may impact the rates or indices underlying the Fund’s investments.

While the U.S. Government has always honored its credit obligations, a default by the U.S. Government (as has been threatened over the years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union (“EU”) countries, as well as the continued existence of the EU itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the EU or if the EU dissolves, the world’s securities markets likely will be significantly disrupted. The United Kingdom (“UK”) left the EU (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences of the withdrawal and whether the UK’s exit will increase the likelihood of other countries also departing the EU. The world’s

PROSPECTUS – Total Return Portfolio

27

securities markets may be significantly disrupted and adversely affected by the withdrawal.

Substantial government interventions (e.g., currency controls) also could adversely affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, sanctions threatened or imposed by jurisdictions, including the United States, against a country or entities or individuals in a certain country (such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022) may impair the value and liquidity of securities issued by issuers in such country and may result in the Fund using fair valuation procedures to value such securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In addition, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, epidemics or pandemics, such as the COVID-19 outbreak which began in late 2019, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, have been highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in the “Principal Risks” section of the prospectus will likely increase. Market disruptions and sudden government interventions can also prevent the Fund from implementing its investment strategies and achieving its investment objective. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

The transmission of COVID-19 and efforts to contain its spread resulted in, and will continue to result in, for the foreseeable future, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. The COVID-19 pandemic and its effects may last for an extended period of time. New variants and low rates of vaccination in certain areas of the world have hampered recovery efforts and continue to create further uncertainty. Even as

PROSPECTUS – Total Return Portfolio

28

restrictions have been lifted in certain jurisdictions, they have been reimposed in others, and this pattern is expected to continue for the foreseeable future as certain jurisdictions experience resurgences of COVID-19. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely to continue to contribute to, market volatility, inflation and systemic economic weakness. As the world adapts to a new outlook on how to balance the risk of illness against the desire for in person human connection, the COVID-19 pandemic and its effects are expected to continue through 2022 and beyond, and therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. The COVID-19 pandemic and efforts to contain its spread may also exacerbate other risks that apply to the Fund.

• Valuation Risk: The valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their current market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund.

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $236.5 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.1 billion for which Lord Abbett provides investment models to managed account sponsors as of March 31, 2022.

PROSPECTUS – Total Return Portfolio

29

Portfolio Managers. The Fund is managed by experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of shares of the Fund.

Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, heads the Fund’s team. Mr. Lee joined Lord Abbett in 1997. Additional members of the Fund’s team are Kewjin Yuoh, Partner and Portfolio Manager, Andrew H. O’Brien, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Leah G. Traub, Partner and Portfolio Manager, Adam C. Castle, Managing Director and Portfolio Manager, and Harris A. Trifon, Managing Director and Portfolio Manager. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021.  Messrs. Yuoh, O’Brien, Rocco, Castle, Trifon, and Ms. Traub joined Lord Abbett in 2010, 1998, 2004, 2015, 2021, and 2007, respectively. Messrs. Lee, Yuoh, O’Brien, Rocco, Castle, Trifon, and Ms. Traub are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rates:

0.28% on the first $4 billion of average daily net assets;
0.26% on the next $11 billion of average daily net assets; and
0.25% on the Fund’s average daily net assets over $15 billion.

For the fiscal year ended December 31, 2021, the effective annual rate of the fee paid to Lord Abbett was 0.28% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Fund’s annual report to shareholders for the fiscal year ended December 31st.

FINANCIAL INTERMEDIARY COMPENSATION

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”), unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues

PROSPECTUS – Total Return Portfolio

30

from advisory fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PROSPECTUS – Total Return Portfolio

31

PURCHASES AND REDEMPTIONS

The Fund offers in this prospectus, at NAV, one class of shares named Variable Contract Class, which is referred to in this prospectus as Class VC. Shares of the Fund are not offered directly to the public. Rather, shares of the Fund currently are offered only to separate accounts of certain insurance companies. These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Variable Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. Under normal circumstances, the Fund’s portfolio management team may meet redemption requests and manage liquidity by selling portfolio securities. Under certain circumstances, including stressed market conditions, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange

PROSPECTUS – Total Return Portfolio

32

(“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

PROSPECTUS – Total Return Portfolio

33

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on

PROSPECTUS – Total Return Portfolio

34

closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Financial intermediaries include broker-dealers, registered investment advisers banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its

PROSPECTUS – Total Return Portfolio

35

investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund’s policies. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent

PROSPECTUS – Total Return Portfolio

36

trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. The Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders, and we may ask for other information that will allow us to verify the identity of investors or, in some cases, the status of financial professionals. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account, or, as applicable, this information will be obtained by the investing insurance company on behalf of the Fund. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after an investor seeks to open an account, we will return the purchase order or account application. No monies will be invested until we have all required information. We may verify the identity of each person that opens a new account through the use of a database maintained by a third party or through other means. If we are unable to verify any such person’s identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

PROSPECTUS – Total Return Portfolio

37

• Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

• Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

• Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

• Promptly notify us if your name, address, or other account information changes.

• Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

• Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

CONFLICTS OF INTEREST

As discussed above, shares of the Fund offered in this prospectus currently are available only to separate accounts of certain insurance companies. Although the Fund currently does not anticipate any disadvantages to Variable Contract owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict arises, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

The Fund expects to pay its shareholders dividends from its net investment income at least semiannually and to distribute any net capital gains annually. Holders of Variable Contracts may qualify for favorable tax treatment with respect to such contracts. For additional information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

PROSPECTUS – Total Return Portfolio

38

The Fund has elected to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it timely distributes.

In order for holders of Variable Contracts to receive the favorable tax treatment available with respect to Variable Contracts, certain diversification and investor control requirements must be met. The Fund intends to comply with these diversification and investor control requirements. To satisfy the diversification requirements contained in Section 817(h) of the Code and Treasury regulations thereunder, the Fund generally either (1) will not be permitted to invest more than 55% of the value of its total assets in the securities of a single investment; more than 70% of the value of its total assets in the securities of any two investments; more than 80% of the value of its total assets in the securities of any three investments; or more than 90% of the value of its total assets in the securities of any four investments or (2) will be required to meet an alternate safe harbor diversification test. If the Fund were to fail to satisfy one of these diversification requirements on the last day of any quarter of a calendar year or if Variable Contract owners were determined to have an impermissible level of “investor control” over the investment options underlying Variable Contracts, owners of Variable Contracts that are invested in shares in the Fund could become subject to current federal taxation at ordinary income rates with respect to any income accrued under the Variable Contract for the current and all prior taxable years. For more specific information on the diversification requirements applicable to Variable Contracts, see the SAI.

Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

SERVICE ARRANGEMENTS

Certain insurance companies will be compensated by the Fund up to 0.25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain Variable Contract owners’ accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners’ inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxy materials, shareholder reports and annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to provide such services under federal and state statutes, rules and regulations.

PROSPECTUS – Total Return Portfolio

39

The Fund also may compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

PROSPECTUS – Total Return Portfolio

40

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year, assuming you had reinvested all dividends and distributions. Total Return does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the most recent annual report to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share with operations during the fiscal years indicated.

PROSPECTUS – Total Return Portfolio

41

TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
12/31/2021	$17.34	$0.27	$(0.30)	$(0.03)	$(0.34)	$(0.12)	$(0.46)
12/31/2020	16.85	0.36	0.88	1.24	(0.42)	(0.33)	(0.75)
12/31/2019	15.96	0.42	0.92	1.34	(0.45)	–	(0.45)
12/31/2018	16.65	0.44	(0.60)	(0.16)	(0.53)	–	(0.53)
12/31/2017	16.42	0.36	0.27	0.63	(0.40)	–	(0.40)

PROSPECTUS – Total Return Portfolio

42

TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS (CONCLUDED)

			Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reim- bursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)
12/31/2021	$16.85	(0.24)	0.70	0.71	1.59	$660,623	376
12/31/2020	17.34	7.43	0.71	0.72	2.05	683,584	541
12/31/2019	16.85	8.41	0.71	0.78	2.50	651,469	715
12/31/2018	15.96	(1.03)	0.67	0.89	2.70	561,610	611
12/31/2017	16.65	3.86	0.64	0.88	2.16	554,378	452

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales charges or other expenses imposed by an insurance company and assumes the reinvestment of all distributions.

PROSPECTUS – Total Return Portfolio

43

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC
www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by sending your request and a duplicating fee to publicinfo@sec.gov.

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference into (or legally considered part of) this prospectus. The SAI is available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LASF-TRP-1 (05/22)
Investment Company Act File Number: 811-05876

Lord Abbett Series Fund, Inc.

Total Return Portfolio